COMPANIES (JERSEY) LAW 1991 A PUBLIC COMPANY LIMITED BY SHARES MEMORANDUM AND ARTICLES OF ASSOCIATION OF WPP PLC NO. 111714

CONTENTS PRELIMINARY ........................................................................................................................1 1. Interpretation ..................................................................................................................1 SHARE CAPITAL...................................................................................................................11 2. Authorised share capital ...............................................................................................11 3. Register of holders .......................................................................................................11 4. Rights attached to shares ..............................................................................................12 5. Unissued shares ............................................................................................................12 6. Authority to allot relevant securities ............................................................................12 7. Pre-emption rights ........................................................................................................13 8. Dis-application of pre-emption rights ..........................................................................14 9. Power to pay commission and brokerage ....................................................................14 10. Power to increase, consolidate, sub-divide and cancel shares .....................................14 11. Power to issue redeemable shares ................................................................................15 12. Power to purchase own shares .....................................................................................15 13. Power to reduce capital ................................................................................................16 14. Trusts not recognised ...................................................................................................16 15. Conversion of shares into stock ...................................................................................16 UNCERTIFICATED SHARES - GENERAL POWERS ........................................................17 16. Uncertificated shares - general powers ........................................................................17 VARIATION OF RIGHTS ......................................................................................................18 17. Variation of rights ........................................................................................................18 TRANSFERS OF SHARES ....................................................................................................19 18. Right to transfer shares ................................................................................................19 19. Transfers of uncertificated shares ................................................................................19 20. Transfers of certificated shares ....................................................................................19 21. Other provisions relating to transfers ...........................................................................20 22. Notice of refusal ...........................................................................................................20 TRANSMISSION OF SHARES..............................................................................................21 23. Transmission on death .................................................................................................21 24. Election of person entitled by transmission .................................................................21 25. Rights of person entitled by transmission ....................................................................21 DISCLOSURE OF INTERESTS IN SHARES .......................................................................22 26. Disclosure of interests in shares ...................................................................................22 27. Disclosures pursuant to the Disclosure, Guidance and Transparency Rules ...............25 GENERAL MEETINGS ..........................................................................................................26 28. Annual general meetings..............................................................................................26 29. Convening of general meetings other than annual general meetings ..........................26 30. Members' power to require circulation of resolutions for annual general meetings ....26 31. Members' power to require circulation of statements ..................................................28 32. Separate general meetings............................................................................................30 NOTICE OF GENERAL MEETINGS ....................................................................................30 33. Length and form of notice............................................................................................30 34. Omission or non-receipt of notice................................................................................30 PROCEEDINGS AT GENERAL MEETINGS .......................................................................30 35. Quorum ........................................................................................................................30

36. Security ........................................................................................................................31 37. Chair .............................................................................................................................31 38. Participation in general meetings .................................................................................32 39. Electronic facilities and satellite meetings ...................................................................32 40. Right to attend and speak .............................................................................................33 41. Changes to arrangements for general meetings ...........................................................33 42. Resolutions and amendments .......................................................................................34 43. Adjournment ................................................................................................................34 44. Method of voting and demand for poll ........................................................................35 45. How poll is to be taken ................................................................................................36 46. Chair's casting vote ......................................................................................................38 VOTES OF MEMBERS ..........................................................................................................39 47. Voting rights ................................................................................................................39 48. Representation of bodies corporate ..............................................................................39 49. Voting rights of joint holders .......................................................................................40 50. Voting rights of members incapable of managing their affairs ...................................40 51. Voting rights suspended where sums overdue .............................................................40 52. Objections to admissibility of votes .............................................................................41 PROXIES .................................................................................................................................41 53. Proxies..........................................................................................................................41 54. Appointment of proxy ..................................................................................................41 55. Receipt of proxy ...........................................................................................................42 56. Notice of revocation of authority .................................................................................43 57. ADS Depositary can appoint multiple proxies ............................................................44 58. The ADS Depositary shall keep a Proxy Register .......................................................44 59. Appointed Proxies can only attend general meetings if properly appointed ...............44 60. Rights of Appointed Proxies ........................................................................................44 61. Sending information to an Appointed Proxy ...............................................................45 62. The Proxy Register may be fixed at a certain date ......................................................45 63. The nature of an Appointed Proxy's interest ................................................................45 64. Validity of the appointment of Appointed Proxies ......................................................46 DIRECTORS ...........................................................................................................................46 65. Number of directors .....................................................................................................46 66. Directors need not be members....................................................................................46 ELECTION, APPOINTMENT, RETIREMENT AND REMOVAL OF DIRECTORS .........46 67. Election of directors by the Company .........................................................................46 68. Separate resolutions for election of each director ........................................................47 69. The board's power to appoint directors ........................................................................47 70. Retirement of directors ................................................................................................47 71. Removal of directors ....................................................................................................47 72. Vacation of office of director .......................................................................................48 73. Executive directors.......................................................................................................48 ALTERNATE DIRECTORS ...................................................................................................49 74. Power to appoint alternate directors ............................................................................49 ASSOCIATE DIRECTORS ....................................................................................................50 75. Power to appoint associate directors ............................................................................50 REMUNERATION, EXPENSES, PENSIONS AND OTHER BENEFITS ...........................50 76. Directors' fees ..............................................................................................................50

77. Special remuneration ...................................................................................................50 78. Expenses ......................................................................................................................51 79. Pensions and other benefits ..........................................................................................51 80. Payment for loss of office ............................................................................................52 POWERS OF THE BOARD ...................................................................................................53 81. General powers of the board to manage the Company's business ...............................53 82. Power to act notwithstanding vacancy .........................................................................53 83. Provisions for employees .............................................................................................53 84. Power to borrow money ...............................................................................................53 DELEGATION OF BOARD'S POWERS ...............................................................................58 85. Delegation to individual directors ................................................................................58 86. Committees ..................................................................................................................58 87. Local boards .................................................................................................................58 88. Powers of attorney .......................................................................................................59 DIRECTORS' INTERESTS ....................................................................................................59 89. Directors' interests other than in relation to transactions or arrangements with the Company ......................................................................................................................59 90. Declaration of interests other than in relation to transactions or arrangements with the Company ......................................................................................................................60 91. Declaration of interest in a proposed transaction or arrangement with the Company .60 92. Declaration of interest in an existing transaction or arrangement with the Company .60 93. Provisions applicable to declarations of interest ..........................................................61 94. Directors' interests and voting ......................................................................................62 PROCEEDINGS OF THE BOARD ........................................................................................65 95. Board meetings ............................................................................................................65 96. Notice of board meetings .............................................................................................65 97. Quorum ........................................................................................................................65 98. Chair or deputy chair to preside ...................................................................................65 99. Competence of board meetings ....................................................................................65 100. Voting ..........................................................................................................................66 101. Telephone/electronic board meeting ............................................................................66 102. Resolutions without meetings ......................................................................................66 103. Validity of acts of directors in spite of formal defect ..................................................66 104. Minutes ........................................................................................................................67 SECRETARY ..........................................................................................................................67 105. Secretary ......................................................................................................................67 SHARE CERTIFICATES ........................................................................................................67 106. Issue of certificates ......................................................................................................67 107. Charges for and replacement of certificates .................................................................68 LIEN ON SHARES .................................................................................................................68 108. Lien on partly paid shares ............................................................................................68 109. Enforcement of lien......................................................................................................68 CALLS ON SHARES ..............................................................................................................69 110. Calls .............................................................................................................................69 111. Interest on calls ............................................................................................................69 112. Sums treated as calls ....................................................................................................69 113. Power to differentiate ...................................................................................................70 114. Payment of calls in advance .........................................................................................70

FORFEITURE OF SHARES ...................................................................................................70 115. Notice of unpaid calls ..................................................................................................70 116. Forfeiture on non-compliance with notice ...................................................................70 117. Power to annul forfeiture or surrender .........................................................................71 118. Disposal of forfeited or surrendered shares .................................................................71 119. Arrears to be paid notwithstanding forfeiture or surrender .........................................71 SEAL........................................................................................................................................72 120. Seal ...............................................................................................................................72 DIVIDENDS ............................................................................................................................72 121. Declaration of dividends by the Company...................................................................72 122. Fixed and interim dividends.........................................................................................72 123. Calculation and currency of dividends ........................................................................73 124. Method of payment ......................................................................................................73 125. Dividends not to bear interest ......................................................................................75 126. Calls or debts or amounts required by law may be deducted from dividends .............75 127. Unclaimed dividends etc ..............................................................................................75 128. Uncashed dividends .....................................................................................................75 129. Dividends in specie ......................................................................................................76 130. Scrip dividends.............................................................................................................76 CAPITALISATION OF RESERVES......................................................................................77 131. Capitalisation of reserves .............................................................................................77 132. Capitalisation of reserves - employee share schemes ..................................................78 RECORD DATES ...................................................................................................................79 133. Fixing of record dates ..................................................................................................79 ACCOUNTS ............................................................................................................................79 134. Accounting records ......................................................................................................79 135. Summary financial statements .....................................................................................80 COMMUNICATIONS ............................................................................................................81 136. Communications to the Company ................................................................................81 137. Communications by the Company ...............................................................................81 138. Communication by advertisement ...............................................................................83 139. When communication is deemed received ..................................................................83 140. Nomination of persons to enjoy information rights .....................................................84 141. Record date for communications .................................................................................87 142. Communication to person entitled by transmission .....................................................87 UNTRACED MEMBERS .......................................................................................................88 143. Sale of shares of untraced members.............................................................................88 144. Application of proceeds of sale....................................................................................89 DESTRUCTION OF DOCUMENTS ......................................................................................89 145. Destruction of documents ............................................................................................89 WINDING UP .........................................................................................................................90 146. Winding up...................................................................................................................90 147. Powers to distribute in specie ......................................................................................90 INDEMNITY AND INSURANCE, ETC ................................................................................91 148. Directors' indemnity, insurance and defence ...............................................................91

Company number: 111714 COMPANIES (JERSEY) LAW 1991 A PUBLIC COMPANY LIMITED BY SHARES MEMORANDUM OF ASSOCIATION OF WPP PLC (as adopted by Special Resolution passed on 5 November 2012 and including amendments to reflect the change of name of the Company, which became effective on 2 January 2013) 1. The name of the Company is WPP plc. 2. The Company is a public company. 3. The Company is a par value company. 4. The share capital of the Company is £175,000,000 divided into 1,750,000,000 ordinary shares with a par value of £0.10 each. 5. The liability of a member of the Company is limited to the amount unpaid (if any) on such member's share or shares.

Company number: 111714 COMPANIES (JERSEY) LAW 1991 A PUBLIC COMPANY LIMITED BY SHARES ARTICLES OF ASSOCIATION OF WPP PLC (adopted by Special Resolution passed on 9 June 2021) PRELIMINARY 1. Interpretation (1) In these articles, unless the contrary intention appears: (a) the following definitions apply: address ... includes any number or address used for the purposes of sending or receiving documents or information by electronic means; ADS Depositary ... means a custodian or other person approved by the directors who holds shares in the Company under arrangements where either the custodian or some other person issues American Depositary Shares or American Depositary Receipts; American Depositary Receipts ... means American Depositary Receipts which represent American Depositary Shares; American Depositary Shares ... means American Depositary Shares which represent shares in the Company and are evidenced by American Depositary Receipts or held in book entry form; these articles ... means these articles of association, as from time to time altered;

2 auditors … means the auditors from time to time of the Company or, in the case of joint auditors, any one of them; bankrupt has the meaning given to it in the Interpretation (Jersey) Law 1954; board ... means the board of directors for the time being of the Company; chair ... means the chair of the board of directors of the Company from time to time; clear days ... means, in relation to the period of a notice, that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect; the Company ... means WPP plc; connected person ... the following persons are connected with a director of the Company: (i) members of the director's family; (ii) a body corporate with which the director is connected (as defined below); (iii) a person acting in their capacity as trustee of a trust: (A) the beneficiaries of which include the director or a person who by virtue of (i) or (ii) above is connected with them; or (B) the terms of which confer a power on the trustees that may be exercised for the benefit of the director or any such person, other than a trust for the purposes of an employee share scheme or a pension scheme;

3 (iv) a person acting in their capacity as partner: (A) of the director, or (B) of a person who, by virtue of paragraph (i), (ii) or (iii) above is connected with the director; and (v) a firm that is a legal person under the law by which it is governed and in which: (A) the director is a partner, (B) a partner is a person who, by virtue of paragraph (i), (ii) or (iii) above is connected with the director, or (C) a partner is a firm in which the director is a partner or in which there is a partner who, by virtue of paragraph (i), (ii) or (iii) above, is connected with the director. For the purposes of paragraph (i) of this definition of connected person above: I. a director is connected with a body corporate if they and the persons connected with them together: (A) are interested in shares comprised in the equity share capital of that body corporate of a nominal value equal to at least 20% of that share capital; or (B) are entitled to exercise or control the exercise of more than 20% of the voting power at any general meeting of that body; and II. shares in a company held as treasury shares, and any voting rights attached to such shares, are disregarded; director … means a director for the time being of the Company; Disclosure, Guidance and Transparency Rules ... means the rules and regulations made by the FCA and contained in its publication of the same name; disclosure notice ... means a notice given to any person whom the Company knows or has reasonable cause to believe:

4 (i) to be interested in the Company's shares, or (ii) to have been so interested at any time during the three years immediately preceding the date on which the disclosure notice is issued; DTR5 ... means Chapter 5 of the Disclosure and Transparency Rules; electronic communication ... has the same meaning as in the Electronic Communications (Jersey) Law 2000; electronic facility ... includes (without limitation) website addresses and conference call systems and any device, system, procedure, method or other facility providing an electronic means of attendance at and/or participation in a general meeting decided by the directors under these articles and available in respect of that meeting; electronic form ... means information sent or supplied by electronic means (for example, email or fax) or by any other means while in electronic form (for example, sending a list by post); electronic signature ... has the meaning given in article 1(1) of the Electronic Communications Act Jersey Law 2000; employee share scheme ... means any employee and/or executive incentive plan or scheme established for the benefit of employees and/or executives and their relations (as determined in accordance with such plans or schemes) of the Company and/or any of its direct or indirect subsidiaries (whether or not such plan or scheme is open to all employees, executives or relations or not) and which is operated either by the Company or any of its direct or indirect subsidiaries or by a third party on their behalf and under the terms of which employees and/or executives and their relations may acquire and/or benefit from shares or any interest therein, whether directly or pursuant

5 to any option over shares granted to them or otherwise; equity security ... means a relevant share (other than a share shown in the Memorandum of Association to have been taken by a subscriber to the Memorandum of Association or a bonus share) or a right to subscribe for, or to convert securities into relevant shares in the Company; FCA … means the Financial Conduct Authority of the United Kingdom, acting in its capacity as the competent authority for the purposes of Part VI of the Financial Services and Markets Act 2000 of the United Kingdom; hard copy form ... means information sent or supplied in paper copy or similar form capable of being read; holder ... in relation to any share, means the member whose name is entered in the register as the holder of that share; interest ... means an interest of any kind whatsoever in relation to shares, including but not limited to: (i) an interest which arises as a result of entry into a contract for the purchase of the shares in question (whether for cash or other consideration); (ii) the interest a person has in shares of which they are not the registered holder, but for which they are entitled to exercise any right conferred by the holding of the shares or is entitled to control the exercise of any such right; and (iii) the interest a person has in shares if, otherwise than by virtue of having an interest under a trust: (A) they have a right to call for delivery of the shares to themselves or to their order; or (B) they have a right to acquire an interest in shares or is under an obligation to

6 take an interest in shares, whether in any case the right or obligation is conditional or absolute. For the purposes of this definition of interest, persons having a joint interest are treated as each having that interest and a person is deemed to be entitled to exercise or control the exercise of any right conferred by the holding of shares if they: I. have a right (whether subject to conditions or not) the exercise of which would make them so entitled; or II. are under an obligation (whether so subject or not) the fulfilment of which would make them so entitled; Jersey means the Island of Jersey; Law ... means the Companies (Jersey) Law 1991; Listing Rules ... means the rules and regulations made by the FCA and contained in its publication of the same name; Memorandum of Association ... means the document of the same name of the Company, as from time to time altered; Office ... means the registered office for the time being of the Company; officer ... includes, in relation to a body corporate, a director, manager or secretary; Official List ... means the official list of the FCA; Operator … has the meaning given to "authorised operator" in the Uncertificated Securities Order; ordinary resolution ... means a resolution of the Company in general meeting passed by a simple majority of the votes cast at that meeting; paid up ... means paid up or credited as paid up;

7 person entitled by transmission ... means a person whose entitlement to a share in consequence of the death or bankruptcy of a member or of any other event giving rise to its transmission by operation of law has been noted in the register; a proxy notification address ... means the address or addresses, including any electronic address, specified in a notice of a meeting or in any other information issued by the Company in relation to a meeting (or, as the case may be, an adjourned meeting or a poll) for the receipt of proxy notices relating to that meeting (or adjourned meeting or poll) or, if no such address is specified, the Office; qualifying person ... means: (i) an individual who is a member of the Company; (ii) a person authorised to act as the representative of a body corporate in relation to the meeting; or (iii) a person appointed as proxy of a member in relation to the meeting; register ... means the register of members of the Company to be kept and maintained in Jersey pursuant to these articles and the Statutes; relevant securities means shares in the Company other than subscriber shares, or shares allotted pursuant to an employee share scheme, and any right to subscribe for or to convert any security into, shares in the Company. For the avoidance of doubt any reference to the allotment of relevant securities includes the grant of such a right but not the allotment of shares pursuant to such a right. relevant share ... means a share in the Company other than: (i) a share which, as respects dividends and capital, carries a right to participate only up to a specified amount in a distribution; and

8 (ii) a share which is held by a person who acquired it in pursuance of an employee share scheme or, in the case of shares which have not been allotted, are to be allotted in pursuance of such a scheme or, in the case of shares held by the Company as treasury shares, are to be transferred in pursuance of such scheme; relevant situation ... means a situation which arises in which a director has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the Company (including, without limitation, in relation to the exploitation of any property, information or opportunity, whether or not the Company could take advantage of it but excluding any situation which cannot reasonably be regarded as likely to give rise to a conflict of interest); relevant system ... means any computer-based system and its related facilities and procedures that is provided by an Operator and by means of which title to units of a security can be evidenced and transferred, in accordance with the Uncertificated Securities Order, without a written instrument rights issue ... means an offer or issue to or in favour of holders of ordinary shares in proportion (as nearly as may be practicable) to their existing holdings and holders of other equity securities if this is required by the rights of those securities or, if the directors consider it necessary, as permitted by the rights of those securities, but the board may make such exclusions or other arrangements as the board considers expedient in relation to treasury shares, fractional entitlements, record dates, shares represented by depositary receipts, or legal or practical problems under the laws in any territory or the requirements of any relevant regulatory body or stock exchange or any other matter;

9 seal ... means any common seal of the Company or any official seal or securities seal which the Company may have or be permitted to have under the Statutes; secretary ... means the secretary of the Company or, if there are joint secretaries, any of the joint secretaries and includes an assistant or deputy secretary and any person appointed by the board to perform any of the duties of the secretary of the Company; special resolution ... means a special resolution defined in Article 90 of the Law; Statutes ... means the Law and every other statute, statutory instrument, regulation or order for the time being in force concerning companies registered under the Law including, for the avoidance of doubt, the Electronic Communications (Jersey) Law 2000 and the Uncertificated Securities Order; treasury shares ... means those shares held by the Company in treasury in accordance with article 58A of the Law; Uncertificated Securities Order ... means the Companies (Uncertificated Securities) (Jersey) Order 1999, as amended from time to time, including any provisions of or under the Law which alter or replace such regulations; United Kingdom ... means the United Kingdom of Great Britain and Northern Ireland; and working day ... means a weekday (within the meaning of Part 1 of the Schedule to the Public Holidays and Bank Holidays (Jersey) Act 2010) other than: (i) a day specified in that Schedule as a day which is to be observed as a public holiday; or (ii) a day noted in that Schedule as a day which is by custom observed as a general holiday.

10 (b) any reference to an uncertificated share, or to a share being held in uncertificated form, means a share title to which may be transferred by means of a relevant system, and any reference to a certificated share means any share other than an uncertificated share; (c) any other words or expressions defined in the Law or, if not defined in the Law, in any other of the Statutes (in each case as in force on the date of adoption of these articles) have the same meaning in these articles except that the word "company" includes any body corporate; (d) any reference elsewhere in these articles to any statute or statutory provision includes a reference to any modification or re-enactment of it for the time being in force; (e) words importing the singular number include the plural number and vice versa, words importing one gender include the other gender and words importing persons include bodies corporate and unincorporated associations; (f) any reference to writing includes a reference to any method of reproducing words in a legible form, whether sent or supplied in electronic form or otherwise; (g) any reference to a signature or to something being signed or executed includes a signature printed or reproduced by mechanical or other means or any stamp or other distinctive marking made by or with the authority of the person required to sign the document to indicate it is approved by such person or, in respect of communications in electronic form only, any other means of verifying the authenticity of a communication in electronic form which the board may from time to time specify or, where no means has otherwise been specified by the board, an electronic signature, provided that the Company has no reason to doubt the authenticity of that electronic signature; (h) any reference to a document being sealed or executed under seal or under the common seal of any body corporate (including the Company) or any similar expression includes a reference to its being executed in any other manner which has the same effect as if it were executed under seal; (i) any reference to a meeting shall not be taken as requiring more than one person to be present in person if any quorum requirement can be satisfied by one person; (j) any reference to attendance and/or presence at meetings (whether specified to be in person or not) shall include, in the case of a meeting held partly by electronic means, attendance and/or presence electronically; (k) any reference to a show of hands includes such other method of casting votes as the board may from time to time approve;

11 (l) where the Company has a power of sale or other right of disposal in relation to any share, any reference to the power of the Company or the board to authorise a person to transfer that share to or as directed by the person to whom the share has been sold or disposed of shall, in the case of an uncertificated share, be deemed to include a reference to such other action as may be necessary to enable that share to be registered in the name of that person or as directed by them; and (m) any reference to: (i) rights attaching to any share; (ii) members having a right to attend and vote at general meetings of the Company; (iii) dividends being paid, or any other distribution of the Company's assets being made, to members; or (iv) interests in a certain proportion or percentage of the issued share capital, or any class of share capital, shall, unless otherwise expressly provided by the Statutes, be construed as though any treasury shares held by the Company had to be cancelled. (2) Subject to the Statutes, a special resolution shall be effective for any purpose for which an ordinary resolution is expressed to be required under these articles. (3) Headings to these articles are inserted for convenience only and shall not affect construction. (4) The regulations constituting the Standard Table in the Companies (Standard Table) (Jersey) Order 1992 shall not apply to the Company. SHARE CAPITAL 2. Authorised share capital The authorised share capital of the Company is as specified in the Memorandum of Association. 3. Register of holders The directors shall keep or cause to be kept at the Office or at such other place in Jersey where it is made up (but not, for the avoidance of doubt, at a place outside Jersey), as the directors may from time to time determine, a register of holders of shares in the manner required by the Statutes. The directors may rely upon the information provided to them from time to time by the Operator for the purposes of keeping the register up to date in accordance with the Statutes. In each year the

12 directors shall prepare or cause to be prepared and filed an annual return containing the particulars required by the Law. No counterpart or branch of such register shall be maintained outside Jersey and no copy of such register, list, record or information in respect of the members of the Company kept or maintained outside Jersey shall constitute the register or any part of the register and the Company shall not be bound to recognise any interest or right in respect of any share by virtue of it being contained or recorded in such copy of the register or that list, record or information (as the case may be). 4. Rights attached to shares Subject to the Statutes and to the rights conferred on the holders of any other shares, any share may be issued with or have attached to it such preferred, deferred or other special rights or restrictions as the Company may by special resolution decide or, if no such resolution is in effect or so far as the resolution does not make specific provision, as the board may decide. 5. Unissued shares (1) Subject to the Statutes, these articles and any resolution of the Company, the board may offer, allot (with or without conferring a right of renunciation), grant options over or otherwise deal with or dispose of any unissued shares (whether forming part of the original or any increased capital) to such persons, at such times and generally on such terms as the board may decide. (2) The Company may issue fractions of shares in accordance with, and subject to the provisions of, the Law, provided that: (a) a fraction of a share shall be taken into account in determining the entitlement of a member as regards dividends or on a winding up; and (b) a fraction of a share shall not entitle a member to a vote in respect thereof. 6. Authority to allot relevant securities The Company may, subject to articles 7 and 8, from time to time pass an ordinary resolution referring to this article and authorising the board to exercise all the powers of the Company to allot relevant securities and: (a) on the passing of the resolution the board shall be generally and unconditionally authorised to allot relevant securities up to the nominal amount specified in the resolution; and (b) unless previously revoked the authority shall expire on the day specified in the resolution (not being more than five years after the date on which the resolution is passed),

13 but any authority given under this article shall allow the Company, before the authority expires, to make an offer or agreement which would or might require relevant securities to be allotted after it expires. 7. Pre-emption rights (1) Subject to article 8, the Company shall not allot equity securities to a person on any terms unless: (a) it has made an offer to each person who holds ordinary shares in the Company to allot to them on the same or more favourable terms a proportion of those securities that is as nearly practicable equal to the proportion in nominal value held by them of the ordinary share capital of the Company; and (b) the period during which any such offer may be accepted has expired or the Company has received notice of the acceptance or refusal of every offer so made. (2) Equity securities that the Company has offered to allot to a holder of ordinary shares may be allotted to them, or anyone in whose favour they have renounced their right to their allotment, without contravening (1) above. (3) The offer made in this article may be made in either hard copy form or by electronic form. (4) The offer must state a period during which it may be accepted and the offer shall not be withdrawn before the end of that period. (5) The period referred to in paragraph (4) above must be a period of at least 21 days beginning: (a) in the case of an offer made in hard copy form, with the date on which the offer is sent or supplied; or (b) in the case of an offer made by way of electronic form, with the date on which the offer is sent. (6) The provisions of this article do not apply in relation to: (a) the allotment of: (i) bonus shares; (ii) equity securities if these are, or are to be, wholly or partly paid up otherwise than in cash; and

14 (iii) equity securities which would, apart from any renunciation or assignment of the right to their allotment, be held under an employee share scheme; or (b) the sale of shares in the Company which immediately before the sale are held by the Company as treasury shares. 8. Dis-application of pre-emption rights (1) Subject (other than in relation to the sale of treasury shares) to the board being generally authorised to allot relevant securities in accordance with article 6 of these articles, the Company may from time to time resolve, by special resolution, that the board be given power to allot equity securities wholly for cash and, on the passing of the resolution, the board shall have power to allot (pursuant to that authority) equity securities wholly for cash as if article 7 did not apply to the allotment but that power shall be limited: (a) to the allotment of equity securities in connection with a rights issue; and (b) to the allotment (other than in connection with a rights issue) of equity securities having a nominal amount not exceeding in aggregate the sum specified in the special resolution, and unless previously revoked, that power shall (if so provided in the special resolution) expire on the date specified in the special resolution of the Company. The Company may before the power expires make an offer or agreement which would or might require equity securities to be allotted after it expires. 9. Power to pay commission and brokerage The Company may in connection with the issue of any shares exercise all powers of paying commission and brokerage conferred or permitted by the Statutes. 10. Power to increase, consolidate, sub-divide and cancel shares (1) The Company may by special resolution alter its Memorandum of Association to: (a) increase its share capital by the creation of new shares of such amount as the resolution prescribes; (b) consolidate and divide all or any of its share capital into shares of a larger amount than its existing shares; (c) sub-divide its shares, or any of them, into shares of smaller amount than is fixed by the Memorandum of Association or these articles, but so that the proportion between the amount paid up and the amount (if any) not paid up on each reduced share shall be the same as it was in the case of the share from which the reduced share is derived;

15 (d) cancel any shares which, at the date of the passing of the special resolution, have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the shares so cancelled; and (e) alter its share capital in any other manner permitted by the Law. (2) A special resolution by which any share is sub-divided may determine that, as between the holders of the shares resulting from the sub-division, one or more of the shares may have such preferred or other special rights, or may have such qualified or deferred rights or be subject to such restrictions, as compared with the other or others, as the Company has power to attach to new shares. (3) If as a result of any consolidation and division or sub-division of shares any members would become entitled to fractions of a share, the board may deal with the fractions as it thinks fit. In particular, the board may: (a) (on behalf of those members) aggregate and sell the shares representing the fractions to any person (including, subject to the Statutes, the Company) and distribute the net proceeds of sale in due proportion among those members (except that any proceeds in respect of any holding less than a sum fixed by the board may be retained for the benefit of the Company); or (b) subject to the Statutes, first, allot to a member credited as fully paid by way of capitalisation of any reserve account of the Company such number of shares as rounds up their holding to a number which, following consolidation and division or sub-division, leaves a whole number of shares. (4) For the purpose of a sale under paragraph (3)(a) above, the board may authorise a person to transfer the shares to, or as directed by, the purchaser, who shall not be bound to see to the application of the purchase money and the title of the new holder to the shares shall not be affected by any irregularity in or invalidity of the proceedings relating to the sale. 11. Power to issue redeemable shares Subject to the Statutes, any share may be issued on terms that it is to be redeemed or is liable to be redeemed at the option of the Company or the holder. The terms, conditions and manner of redemption of such shares may be determined by the board before the shares are allotted. 12. Power to purchase own shares Subject to the Statutes, and to any rights conferred on the holders of any class of shares, the Company may purchase all or any of its shares of any class, including any redeemable shares. Subject to the Statutes, the Company may hold as treasury shares any shares purchased or redeemed by it.

16 13. Power to reduce capital Subject to the Statutes and to any rights conferred on the holders of any class of shares, the Company may by special resolution reduce its share capital, any capital redemption reserve and any share premium account and any other non-distributable reserve in any way. Subject to the Statutes, the Company may make a distribution to its members from its share premium account or any other account other than its nominal capital account or capital redemption reserve 14. Trusts not recognised Except as required by law or these articles, no person shall be recognised by the Company as holding any share upon any trust and the Company shall not be bound by or required to recognise (even when having notice of it) any interest in or in respect of any share or (except only as by these articles or by law otherwise provided) any fraction of a share, except the holder's absolute right to the entirety of the share. 15. Conversion of shares into stock (1) The Company may by special resolution alter its memorandum of association to convert all or any of its paid up shares into stock and re-convert stock into paid up shares of any denomination. (2) When any shares have been converted into stock, a holder of stock may transfer their interest in it, or any part of their interest, in the same manner and subject to the same regulations and restrictions as would have applied to the shares from which the stock arose if they had not been converted, or as nearly as circumstances permit except that the board shall have discretion to decide whether to apply to have the stock registered as a participating security for the purposes of a relevant system. The board may from time to time fix the minimum amount of stock transferable, provided that the minimum does not exceed the nominal amount of the shares from which the stock arose. (3) A holder of stock shall, according to the amount of stock held by them, have the same rights, privileges and advantages in all respects as if they held the shares from which the stock arose but no such right, privilege or advantage (except participation in the dividends and profits of the Company and in the assets on a winding up) shall be conferred by an amount of stock which, if existing in shares, would not have conferred such right, privilege or advantage. (4) Subject to the preceding paragraphs of this article, these articles applicable to paid up shares shall apply to stock and references to shares shall be construed accordingly.

17 UNCERTIFICATED SHARES - GENERAL POWERS 16. Uncertificated shares - general powers (1) Subject to the Law and the Uncertificated Securities Order, the board may permit any class of shares to be held in uncertificated form and to be transferred by means of a relevant system and may revoke any such permission. (2) In relation to any share which is for the time being held in uncertificated form: (a) the Company may utilise the relevant system in which it is held to the fullest extent available from time to time in the exercise of any of its powers or functions under the Statutes or these articles or otherwise in effecting any actions and the board may from time to time determine the manner in which such powers, functions and actions shall be so exercised or effected; (b) any provision in these articles which is inconsistent with: (i) the holding of that share in uncertificated form or transfer of title to that share by means of a relevant system; (ii) any other provision of the Statutes relating to shares held in uncertificated form; or (iii) the exercise of any powers or functions by the Company or the effecting by the Company of any actions by means of a relevant system, shall not apply; (c) subject to the Uncertificated Securities Order, the Company may, by notice to the holder of that share, require the holder to change the form of such share to certificated form within such period as may be specified in the notice; (d) the Company may require that share to be converted into certificated form in accordance with the Statutes; and (e) the Company shall not issue a certificate. (3) The Company may, by notice to the holder of any share in certificated form, direct that the form of such share may not be changed to uncertificated form for a period specified in such notice. (4) For the purpose of effecting any action by the Company, the board may determine that shares held by a person in uncertificated form shall be treated as a separate holding from shares held by that person in certificated form but shares of a class held by a person in uncertificated form shall not be treated as a separate class from shares of that class held by that person in certificated form.

18 (5) Subject to the Statutes, the directors may lay down regulations not included in these articles which (in addition to, or in substitution for, any provisions in these articles): (a) apply to the issue, holding or transfer of shares in uncertificated form; (b) set out (where appropriate) the procedures for conversion and/or redemption of shares in uncertificated form; and/or (c) the directors consider necessary or appropriate to ensure that these articles are consistent with the Uncertificated Securities Order and/or the Operator's rules and practices. (6) Such regulations will apply instead of any relevant provisions in these articles which relate to the transfer, conversion and redemption of shares in uncertificated form or which are not consistent with the Uncertificated Securities Order, in all cases to the extent (if any) stated in such regulations. If the directors make any such regulations, paragraph (7) of this article will (for the avoidance of doubt) continue to apply, when read in conjunction with those regulations. (7) Any instruction given by means of a relevant system shall be a dematerialised instruction given in accordance with the Uncertificated Securities Order, the facilities and requirements of a relevant system and the Operator's rules and practices. VARIATION OF RIGHTS 17. Variation of rights (1) Whenever the capital of the Company is divided into different classes of shares, all or any of the rights for the time being attached to any class of shares in issue may, subject to the Statutes, from time to time (whether or not the Company is being wound up) be varied in such manner as those rights may provide or (if no such provision is made) either with the consent in writing of the holders of two-thirds in nominal value of the issued shares of that class or with the authority of a special resolution passed at a separate general meeting of the holders of those shares. (2) The provisions of these articles relating to general meetings of the Company or to the proceedings at general meetings shall apply, mutatis mutandis, to every such separate general meeting, except that: (a) the quorum at any such meeting (other than an adjourned meeting) shall be two persons holding or representing by proxy at least one-third in nominal amount of the issued shares of the class; (b) at an adjourned meeting the quorum shall be one person holding shares of the class or their proxy;

19 (c) every holder of shares of the class shall, on a poll, have one vote in respect of every share of the class held by them; and (d) a poll may be demanded by any one holder of shares of the class whether present in person or by proxy. (3) Unless otherwise expressly provided by the rights attached to any class of shares those rights shall not be deemed to be varied by the creation or issue of further shares ranking pari passu with them or by the purchase or redemption by the Company of any of its own shares. TRANSFERS OF SHARES 18. Right to transfer shares Subject to the restrictions in these articles, a member may transfer all or any of their shares in any manner which is permitted by the Statutes and is from time to time approved by the board. 19. Transfers of uncertificated shares (1) The Company shall register the transfer of any shares held in uncertificated form by means of a relevant system in accordance with the Statutes and the rules of the relevant system. (2) The board may, in its absolute discretion, refuse to register any transfer of an uncertificated share where permitted by these articles and the Statutes. 20. Transfers of certificated shares (1) An instrument of transfer of a certificated share may be in any usual form or in any other form which the board may approve and shall be signed by or on behalf of the transferor and (except in the case of a fully paid share) by or on behalf of the transferee. (2) The board may, in its absolute discretion, refuse to register any instrument of transfer of a certificated share: (a) which is not fully paid up but, in the case of a class of shares which has been admitted to official listing by the UKLA, not so as to prevent dealings in those shares from taking place on an open and proper basis; (b) on which the Company has a lien; or (c) to which articles 26(9) or 27(5) apply. (3) The board may also refuse to register any instrument of transfer of a certificated share unless it is:

20 (a) left at the Office, or at such other place as the board may decide, for registration; (b) accompanied by the certificate for the shares to be transferred and such other evidence (if any) as the board may reasonably require to prove the title of the intending transferor or their right to transfer the shares; and (c) in respect of only one class of shares. (4) All instruments of transfer which are registered may be retained by the Company, but any instrument of transfer which the board refuses to register shall (except in any case where fraud or any other crime involving dishonesty is suspected in relation to such transfer) be returned to the person presenting it. 21. Other provisions relating to transfers (1) No fee shall be charged for registration of a transfer or other document or instruction relating to or affecting the title to any share. (2) The transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the register in respect of the share. (3) Subject to the Statutes, the board may refuse to register any transfer unless it is in respect of only one class of shares. (4) Nothing in these articles shall preclude the board from recognising a renunciation of the allotment of any share by the allottee in favour of some other person. (5) Subject to the Statutes, the registration of the transfer of any shares or of any class of shares may be suspended at such times and for such periods (not exceeding 30 days in any year) as the board may decide, except that the registration of the transfer of any shares or class of shares which are for the time being uncertificated shares may only be suspended as permitted by the Statutes. (6) Unless otherwise agreed by the board in any particular case, the maximum number of persons who may be entered on the register as joint holders of a share is four. 22. Notice of refusal If the board refuses to register a transfer of a share it shall, as soon as practicable and in any event within two months after the date on which the instrument of transfer was lodged or the Operator-instruction was received, give to the transferee notice of the refusal. The board shall provide the transferee with such further information about the reasons for the refusal as the transferee may reasonably request.

21 TRANSMISSION OF SHARES 23. Transmission on death If a member dies, the survivor where the deceased was a joint holder, and their personal representatives where they were a sole or the only surviving holder, shall be the only person or persons recognised by the Company as having any title to their shares; but nothing in these articles shall release the estate of a deceased holder from any liability in respect of any share held by them solely or jointly. 24. Election of person entitled by transmission (1) Any guardian of an infant member, any curator bonis or guardian or other legal representative of a member under legal disability and any person becoming entitled to a share in consequence of the death or bankruptcy of a member or of any other event giving rise to a transmission by operation of law may, on producing such evidence as the board may require and subject as provided in this article, elect either to be registered themselves as the holder of the share or to have some person nominated by them registered as the holder of the share. (2) If they elect to be registered themselves, they shall give notice to the Company to that effect. If they elect to have another person registered, they shall execute a transfer of the share to that person or shall execute such other document or take such other action as the board may require to enable that person to be registered. (3) The provisions of these articles relating to the transfer of shares shall apply to the notice or instrument of transfer or other document or action as if it were a transfer effected by the person from whom the title by transmission is derived and the event giving rise to such transmission had not occurred. 25. Rights of person entitled by transmission (1) A person becoming entitled to a share in consequence of a death or bankruptcy or of any other event giving rise to a transmission by operation of law shall have the right to receive and give a discharge for any dividends or other moneys payable in respect of the share and shall have the same rights in relation to the share as they would have if they were the holder except that, until they become the holder, they shall not be entitled (unless the Company decides otherwise) to receive notice of, attend or vote at any general meeting of the Company or exercise any of the other rights of a member in relation to any such general meeting. (2) The board may at any time give notice requiring any such person to elect either to be registered themselves or to transfer the share and, if after 90 days the notice has not been complied with, the board may withhold payment of all dividends or other moneys payable in respect of the share until the requirements of the notice have been complied with.

22 DISCLOSURE OF INTERESTS IN SHARES 26. Disclosure of interests in shares (1) The Company may give a disclosure notice to any person whom the Company knows or has reasonable cause to believe: (a) to be interested in the Company's shares, or (b) to have been so interested at any time during the three years immediately preceding the date on which the disclosure notice is issued. (2) The disclosure notice may require the person: (a) to confirm that fact or (as the case may be) to state whether or not it is the case, and (b) if they hold, or have during that time held, any such interest, to give such further information as may be required in accordance with the following provisions of this article. (3) The notice may require the person to whom it is addressed to give particulars of their own present or past interest in the Company's shares held by them at any time during the three year period mentioned in paragraph (1) above. (4) The notice may require the person to whom it is addressed, where: (a) their interest is a present interest and another interest in the shares subsists; or (b) another interest in the shares subsisted during that three year period at a time when their interest subsisted, to give, so far as lies within their knowledge, such particulars with respect to that other interest as may be required by the notice. (5) The particulars referred to in paragraph (4) above include: (a) the identity of persons interested in the shares in question; and (b) whether persons interested in the same shares are or were parties to: (i) an agreement to acquire interests in a particular company; or (ii) an agreement or arrangement relating to the exercise of any rights conferred by the holding of the shares.

23 (6) The notice may require the person to whom it is addressed, where their interest is a past interest, to give (so far as lies within their knowledge) particulars of the identity of the person who held that interest immediately upon their ceasing to hold it. (7) The information required by the notice must be given within such reasonable time as may be specified in the notice. (8) If a disclosure notice is given by the Company to a person appearing to be interested in any share, a copy shall at the same time be given to the holder of the relevant share, but the accidental omission to do so or the non-receipt of the copy by the holder of the relevant share shall not prejudice the operation of the following provisions of this article. (9) If the holder of, or any person appearing to be interested in, any share has been served with a disclosure notice and, in respect of that share (a default share), has been in default for the relevant period in supplying to the Company the information required by the disclosure notice (which shall include non-compliance, as well as false or inadequate disclosure, in the reasonable opinion of the Company), the restrictions referred to below shall apply. Those restrictions shall continue until: (a) the date seven days after the date on which the board is satisfied that the default is remedied; or (b) the Company is notified that the default shares are the subject of an exempt transfer; or (c) the board decides to waive those restrictions, in whole or in part. (10) The restrictions referred to in paragraph (9) above are as follows: (a) if the default shares in which any one person is interested or appears to the Company to be interested represent less than 0.25 per cent. of the issued shares of the class, the holders of the default shares shall not be entitled, in respect of those shares, to attend or to vote, either personally or by proxy, at any general meeting or at any separate general meeting of the holders of any class of shares in the Company, or to exercise any other right conferred by membership in relation to meetings of the Company; or (b) if the default shares in which any one person is interested or appears to the Company to be interested represent at least 0.25 per cent. of the issued shares of the class, the holders of the default shares shall not be entitled, in respect of those shares: (i) to attend or to vote, either personally or by proxy, at any general meeting or at any separate general meeting of the holders of any class of shares in the Company, or to exercise any other right conferred by membership in relation to meetings of the Company; or

24 (ii) to receive any payment by way of dividend and no share shall be allotted in lieu of payment of a dividend; or (iii) (subject to the Statutes) to transfer or agree to transfer any of those shares or any rights in them. The restrictions in sub-paragraphs (a) and (b) above shall not prejudice the right of either the member holding the disclosure default shares or, if different, any person having a power of sale over those shares to sell or agree to sell those shares under an exempt transfer. (11) Any disclosure notice shall cease to have effect in relation to any shares transferred by the holder of such shares in accordance with the provisions in paragraph (10)(b)(iii) above. (12) If any dividend or other distribution is withheld under paragraph (10)(b) above, the member shall be entitled to receive it as soon as practicable after the restrictions contained in paragraph (10)(b) cease to apply. (13) If, while any of the restrictions referred to above apply to a share, another share is allotted in right of it (or in right of any share to which this paragraph applies), the same restrictions shall apply to that other share as if it were a disclosure default share. For this purpose, shares which the Company allots, or procures to be offered, pro rata (disregarding fractional entitlements and shares not offered to certain members by reason of legal or practical problems associated with issuing or offering shares outside the United Kingdom) to holders of shares of the same class as the disclosure default share shall be treated as shares allotted in right of existing shares from the date on which the allotment is unconditional or, in the case of shares so offered, the date of the acceptance of the offer. (14) For the purposes of this article: (a) an exempt transfer in relation to any share is a transfer pursuant to: (i) a sale of the share on a recognised investment exchange in the United Kingdom on which shares of that class are listed or normally traded; or (ii) a sale of the whole beneficial interest in the share to a person whom the board is satisfied is unconnected with the existing holder or with any other person appearing to be interested in the share; or (iii) acceptance of a takeover offer; (b) the relevant period shall be, in a case falling within paragraph (10)(a) above, 28 days and, in a case falling within paragraph (10)(b) above, 14 days after the date of service of the disclosure notice;

25 (c) the percentage of the issued shares of a class represented by a particular holding shall be calculated by reference to the shares in issue at the time when the disclosure notice is given; and (d) a person shall be treated as appearing to be interested in any share if the Company has given to the member holding such share a disclosure notice and either: (i) the member has named the person as being interested in the share; or (ii) (after taking into account any response to any disclosure notice and any other relevant information) the Company knows or has reasonable cause to believe that the person in question is or may be interested in the share. 27. Disclosures pursuant to the Disclosure, Guidance and Transparency Rules (1) Without limiting article 26, each holder of shares shall be under an obligation to make notifications in accordance with the provisions of this article. (2) If at any time the Company shall have a class of shares admitted to trading on the Official List, the provisions of DTR5 shall be deemed to be incorporated by reference into these articles and accordingly the vote holder and issuer notification rules set out in DTR5 shall apply to the Company and each holder of shares. (3) For the purposes of incorporation by reference of DTR5 into these articles and the application of DTR5 to the Company and each holder of shares, the Company shall (for the purposes of this article only) be deemed to be an "issuer", as such term is defined in DTR5 (and not, for the avoidance of doubt, a "non-UK issuer", as such term is defined in DTR5). (4) For the purposes of this article only, defined terms in DTR5 shall bear the meaning set out in DTR5, and if the meaning of a defined term is not set out in DTR5, the defined term shall bear the meaning set out in the glossary to the Handbook (in such case, read as the definition applicable to DTR5). (5) If the Company determines that a holder of shares (a Defaulting Shareholder) has not complied with the provisions of DTR5, referred to above with respect to some or all of such shares held by such holder of shares (the Default Shares), the Company shall have the right by delivery of notice to the Defaulting Shareholder (a Default Notice) to: (a) suspend the right of such Defaulting Shareholder to vote the Default Shares in person or by proxy at any meeting of the Company. Such a suspension shall have effect from the date on which the Default Notice is delivered by the Company to the Defaulting Shareholder until a date that is not more than seven (7) days after the Company has determined in its sole discretion that the Defaulting Shareholder has cured the non-compliance with the provisions of DTR5, provided however, that the Company may at any time by subsequent written notice cancel or suspend the operation of a Default Notice; and/or

26 (b) withhold, without any obligation to pay interest thereon, any dividend or other amount payable with respect to the Default Shares with such amount to be payable only after the Default Notice ceases to have effect with respect to the Default Shares; and/or (c) render ineffective any election to receive shares of the Company instead of cash in respect of any dividend or part thereof; and/or (d) (subject to the Statutes) prohibit the transfer of any shares of the Company held by the Defaulting Shareholder except with the consent of the Company or if the Defaulting Shareholder can provide satisfactory evidence to the Company to the effect that, after due inquiry, such stockholder has determined that the Shares to be transferred are not Default Shares. (6) The Company shall use its reasonable endeavours to procure that persons discharging managerial responsibilities (as that term is defined in the Disclosure and Transparency Rules) comply with Chapter 3 of the Disclosure and Transparency Rules. GENERAL MEETINGS 28. Annual general meetings (1) The board shall convene and the Company shall hold annual general meetings in accordance with the Statutes. (2) The Company must hold an annual general meeting within six months of the end of each financial year of the Company, in addition to any other general meeting held during that period. 29. Convening of general meetings other than annual general meetings (1) The board may convene a general meeting other than an annual general meeting whenever it thinks fit. (2) A general meeting may also be convened in accordance with article 138. (3) A general meeting shall also be convened by the board on the requisition of members under the Statutes or, in default, may be convened by such requisitionists, as provided by the Statutes. 30. Members' power to require circulation of resolutions for annual general meetings (1) The members may require the Company to give, to members of the Company entitled to receive notice of the next annual general meeting, notice of a resolution which may properly be moved and is intended to be moved at that meeting. (2) A resolution may properly be moved at an annual general meeting unless:

27 (a) it would, if passed, be ineffective (whether by reason of inconsistency with the Statutes or the Company's constitution or otherwise); (b) it is defamatory of any person; or (c) it is frivolous or vexatious. (3) The Company is required to give notice of a resolution once it has received requests to do so from: (a) members representing at least 5 per cent. of the total voting rights of all the members who have a right to vote on the resolution at the annual general meeting to which the requests relate (excluding any voting rights attached to any shares in the Company held as treasury shares); or (b) at least 100 members who have a right to vote on the resolution at the annual general meeting to which the requests relate and who hold shares in the Company on which there has been paid up an average sum, per member, of at least £100. (4) A request: (a) may be in hard copy form or in electronic form; (b) must identify the resolution of which notice is to be given; (c) must be authenticated by the person or persons making it; and (d) must be received by the Company not later than: (i) 6 weeks before the annual general meeting to which the requests relate, or (ii) if later, the time at which notice is given of that meeting. (5) Subject to paragraph (7) below, the Company must send a copy of the notice referred to in paragraph (1) above to each member of the Company entitled to receive notice of the annual general meeting: (a) in the same manner as notice of the meeting; and (b) at the same time as, or as soon as reasonably practicable after, it gives notice of the meeting. (6) The expenses of the Company in complying with paragraph (5) above need not be paid by the members who requested the circulation of the resolution if requests

28 sufficient to require the Company to circulate it are received before the end of the financial year preceding the relevant annual general meeting. (7) Unless paragraph (6) above applies: (a) the expenses of the Company in complying with paragraph (5) above must be paid by the members who requested the resolution unless the Company resolves otherwise; and (b) unless the Company has previously so resolved, it is not bound to comply with paragraph (5) above unless there is deposited with or tendered to it, not later than: (i) six weeks before the annual general meeting to which the requests relate; or (ii) if later, the time at which notice is given of that meeting, a sum reasonably sufficient to meet its expenses in complying with that paragraph. (8) The business which may be dealt with at an annual general meeting includes a resolution of which notice is given in accordance with paragraph (1) above. 31. Members' power to require circulation of statements (1) The members of the Company may require the Company to circulate, to members of the Company entitled to receive notice of a general meeting, a statement of not more than 1,000 words with respect to: (a) a matter referred to in a proposed resolution to be dealt with at that meeting; or (b) any other business to be dealt with at that meeting. (2) The Company shall, unless the board determines that the rights under this article are being abused, be required to circulate a statement to members in accordance with paragraph (1) above once it has received requests to do so from: (a) members representing at least 5 per cent. of the total voting rights of all the members who have a relevant right to vote (excluding any voting rights attached to any shares in the Company held as treasury shares); or (b) at least 100 members who have a relevant right to vote and hold shares in the Company on which there has been paid up an average sum, per member, of at least £100. (3) For the purposes of paragraph (2) above, a relevant right to vote means:

29 (a) in relation to a statement with respect to a matter referred to in a proposed resolution, a right to vote on that resolution at the meeting to which the requests relate; and (b) in relation to any other statement, a right to vote at the meeting to which the requests relate. (4) A request made by a member or members of the Company under paragraph (1) above: (a) may be in hard copy form or by way of electronic communication; (b) must identify the statement to be circulated; (c) must be authenticated by the person or persons making it; and (d) must be received by the Company at least one week before the meeting to which it relates. (5) A Company that is required under paragraph (2) above to circulate a statement must send a copy of it to each member of the Company entitled to receive notice of the meeting: (a) in the same manner as the notice of the meeting; and (b) at the same time as, or as soon as reasonably practicable after, it gives notice of the meeting. (6) The expenses of the Company in complying with this article need not be paid by the members who requested the circulation of the statement if: (a) the meeting to which the requests relate is the annual general meeting of the Company; and (b) requests sufficient to require the Company to circulate the statement are received before the end of the financial year preceding the relevant meeting. (7) Unless paragraph (6) above applies: (a) the expenses of the Company in complying with this article must be paid by the members who requested the circulation of the statement unless the Company resolves otherwise; and (b) unless the Company has previously so resolved, it is not bound to comply with this article unless there is deposited with or tendered to it, not later than one week before the meeting, a sum reasonably sufficient to meet its expenses in doing so.

30 32. Separate general meetings Subject to these articles and to any rights for the time being attached to any class of shares in the Company, the provisions of these articles relating to general meetings of the Company (including, for the avoidance of doubt, provisions relating to the proceedings at general meetings or to the rights of any person to attend or vote or be represented at general meetings or to any restrictions on these rights) shall apply, mutatis mutandis, in relation to every separate general meeting of the holders of any class of shares in the Company. NOTICE OF GENERAL MEETINGS 33. Length and form of notice (1) An annual general meeting shall be called by not less than 21 clear days' notice. All other general meetings shall be called by not less than 14 clear days' notice. (2) The notice (including any notice given by means of a website) shall specify the place, day and time of the meeting, whether the meeting will be an annual general meeting and the general nature of the business to be transacted. If the notice is made available by means of a website, it must be available until conclusion of the meeting. It shall also state in a reasonably prominent place that a member entitled to attend and vote can appoint one or more proxies (who need not be members) to attend, speak and vote instead of that member. (3) Notice of every general meeting shall be given to all members other than any who, under these articles or the terms of issue of the shares they hold, are not entitled to receive such notices from the Company, and also to the auditors (or, if more than one, each of them) and to each director. 34. Omission or non-receipt of notice The accidental omission to give notice of a general meeting to, or the non-receipt of notice by, any person entitled to receive the notice shall not invalidate the proceedings of that meeting. PROCEEDINGS AT GENERAL MEETINGS 35. Quorum (1) No business shall be transacted at any general meeting unless the requisite quorum is present when the meeting proceeds to business. (2) Except as otherwise provided by these articles, two qualifying persons entitled to vote shall be a quorum, unless each is a qualifying person only because they are appointed as proxy of a member in relation to the meeting, and they are proxies of the same member.

31 (3) If within 15 minutes from the time fixed for holding a general meeting a quorum is not present or if a quorum ceases to be present during a general meeting, the meeting, if convened on the requisition of members, shall be dissolved. In any other case, it shall stand adjourned to the same day in the next week (or, if that day is a Saturday, a Sunday or a holiday, to the next working day) and at the same time and place as the original meeting, or, subject to article 43(5), to such other day, and at such other time and place, as the board may decide. (4) If at an adjourned meeting a quorum is not present within 15 minutes from the time fixed for holding the meeting, the meeting shall be dissolved. 36. Security (1) The board and/or the secretary may make any security arrangements, both before and during any general meeting, which they consider to be appropriate for the proper and orderly conduct of a general meeting of the Company and/or the health and safety of people attending it. This authority includes power to arrange for any person attending a meeting to be searched and for items of personal property which may be taken into a meeting to be restricted and to refuse physical or electronic entry to (or remove, physically or electronically, from meetings) people who fail to comply with the arrangements or otherwise cause the proceedings to become disorderly. (2) Where a general meeting is held partly by means of an electronic facility, the board or the secretary may make any arrangement and impose any requirement or restriction that is necessary to ensure the identification of those taking part by this means and the security of the electronic facility. 37. Chair (1) At each general meeting, the chair of the board (if any) or, if they are absent or unwilling, the deputy chair (if any) of the board or (if more than one deputy chair is present and willing) the deputy chair who has been longest in such office shall preside as chair of the meeting. If neither the chair nor deputy chair is present and willing, one of the other directors selected for the purpose by the directors present or, if only one director is present and willing, that director, shall preside as chair of the meeting. If no director is present within 15 minutes after the time fixed for holding the meeting or if none of the directors present is willing to preside as chair of the meeting, the members present and entitled to vote shall choose one of their number to preside as chair of the meeting. (2) The chair of a meeting may take any action the chair considers appropriate for proper and orderly conduct at a general meeting. The chair’s decision on points of order, matters of procedure or on matters that arise incidentally from the business of a meeting shall be final, as shall be the chair’s decision as to whether a point or matter falls within the powers conferred on the chair by this paragraph.

32 38. Participation in general meetings (1) The board may make such arrangements it thinks fit to allow each person entitled to do so to attend and participate in any general meeting. (2) Unless the notice of meeting specifies otherwise or the chair of the meeting decides otherwise, a general meeting will be deemed to take place where the chair of the meeting is physically present at the time of the meeting. (3) Two or more persons who may not be in the same place as each other may attend and participate in a general meeting if they are able to exercise their rights to speak and, in the case of a qualifying person, to vote at that meeting. A person is able to exercise the right to speak at a general meeting if that person can communicate with all those attending the meeting while the meeting is taking place. A qualifying person is able to exercise the right to vote at a general meeting if that qualifying person can vote on each resolution put to the meeting (or, in relation to a poll, can vote within the required time frame) and, in deciding whether or not any such resolution is passed, that qualifying person’s vote can be taken into account at the same time as the votes of each other qualifying person attending the meeting. (4) When deciding whether a person is attending or participating in a meeting by means of an electronic facility, it is immaterial where that person is or how that person is able to communicate with others who are attending and participating. 39. Electronic facilities and satellite meetings (1) The board may decide to let persons entitled to attend and participate in a general meeting do so by simultaneous attendance and participation by means of an electronic facility. A qualifying person present in person or by proxy at a general meeting by means of such an electronic facility shall be counted in the quorum for, and entitled to participate in, that meeting. (2) The board may also decide to let persons entitled to attend and participate in a general meeting do so by simultaneous attendance and participation at one or more satellite meeting place(s) anywhere in the world (referred to in these articles as a satellite meeting). A qualifying person present in person or by proxy at a satellite meeting shall be counted in the quorum for, and entitled to participate in, the general meeting. A satellite meeting will be treated as taking place at the same location as the general meeting (see article 38(2) above) and all the powers of the chair will apply to the satellite meeting. (3) Any general meeting at which electronic facilities are available and any satellite meeting will be duly constituted and its proceedings valid if the chair is satisfied that adequate facilities are available to enable each qualifying person attending the meeting by whatever means and at all the meeting places to participate in the business for which the meeting has been called.

33 (4) Each person seeking to attend and participate in a general meeting by way of an electronic facility shall be responsible for having in place the necessary means to enable them to do so. Subject to the right of the chair to adjourn a general meeting under these articles, the inability of any person to attend or participate in a general meeting by means of electronic facility, or any interruption to a person being so able, shall not invalidate the proceedings of that meeting. (5) Where a qualifying person may participate at a general meeting by means of an electronic facility, any document required to be on display or available for inspection will be made available for the required period in electronic form to those persons entitled to inspect it and this will satisfy any such requirement. (6) Nothing in these articles authorises or allows a general meeting to be held exclusively on an electronic basis. 40. Right to attend and speak (1) A director shall be entitled to attend and speak at any general meeting of the Company whether or not they are a member. (2) The chair may invite any person to attend and speak at any general meeting of the Company if they consider that such person has the appropriate knowledge or experience of the Company's business to assist in the deliberations of the meeting. 41. Changes to arrangements for general meetings (1) If the board in its discretion considers that it is impracticable or undesirable to hold a general meeting on the date or at the time or place (or places in the case of a satellite meeting) stated in the notice calling the meeting or by means of the electronic facilities available for that meeting or if otherwise the board in its discretion considers it appropriate to change other arrangements in relation to a general meeting, it may move the place of the meeting, postpone it or change, cancel or introduce any electronic facility or make other changes in respect of the meeting (or do any of these things). Notice of the date, time and place (or places in the case of a satellite meeting) of, or other changes in respect of, the rearranged meeting will be given as the board in its discretion decide. Notice of the business of the meeting does not need to be given again. (2) If a meeting is rearranged in accordance with paragraph (1), proxy appointments shall be valid if they are received not later than the last time by which a proxy appointment must be received pursuant to Article 55 in order to be valid for use at the rearranged meeting. The directors can also move, postpone, or make other changes in respect of, the rearranged meeting under this article (or do any of these things).

34 42. Resolutions and amendments (1) Subject to the Statutes, a resolution may only be put to the vote at a general meeting if the chair of the meeting in their absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting. (2) In the case of a resolution to be proposed as a special resolution, no amendment may be made, at or before the time at which the resolution is put to the vote, to the form of the resolution as set out in the notice of meeting, except to correct a clerical or patent error or as may otherwise be permitted by law. (3) In the case of a resolution to be proposed as an ordinary resolution, no amendment may be made, at or before the time at which the resolution is put to the vote, unless: (a) in the case of an amendment to the form of the resolution as set out in the notice of meeting, notice of the intention to move the amendment is received at the Office or by email to the secretary no later than 48 hours before the time fixed for the holding of the relevant meeting; or (b) in any case, the chair of the meeting in their absolute discretion otherwise decides that the amendment or amended resolution may properly be put to the vote. The giving of notice under subparagraph (a) above shall not prejudice the power of the chair of the meeting to rule the amendment out of order. (4) With the consent of the chair of the meeting, a person who proposes an amendment to a resolution may withdraw it before it is put to the vote. (5) If the chair of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in their ruling. Any ruling by the chair of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive. 43. Adjournment (1) With the consent of any general meeting at which a quorum is present, the chair of the meeting may (and shall, if so directed by the meeting) adjourn the meeting. This adjournment can be to a time, date and place (or places, in the case of a satellite meeting) and with such means of attendance and participation proposed by the chair of the meeting or, in the case of an indefinite adjournment, fixed by the board. If the meeting directs the chair to adjourn the meeting, the meeting will decide the time, date and place(s) of the adjourned meeting. (2) In addition, the chair of the meeting may at any time without the consent of the meeting adjourn the meeting (whether or not it has commenced or a quorum is

35 present) to another time and/or place, with such means of attendance and participation as they decide, if, in their opinion: (a) there is not enough room for the number of qualifying persons who can and wish to attend the meeting; (b) the behaviour of any person prevents, or is likely to prevent, the business of the meeting being carried out in an orderly way; (c) an adjournment is necessary for any other reason, so that the business of the meeting can be properly carried out; or (d) the facilities or security at the place of the meeting (or places, in the case of a satellite meeting) or the electronic facility provided for the general meeting have become inadequate or are otherwise not sufficient to allow the meeting to be conducted as intended. (3) Nothing in this article shall limit any other power vested in the chair of the meeting to adjourn the meeting. (4) Meetings can be adjourned more than once. (5) Whenever a meeting is adjourned for three months or more or sine die, at least 14 clear days' notice of the adjourned meeting shall be given in the same manner as in the case of the original meeting but otherwise no person shall be entitled to any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting. (6) No business shall be transacted at any adjourned meeting other than the business which might have been transacted at the meeting from which the adjournment took place. 44. Method of voting and demand for poll (1) Any resolution put to the vote at a general meeting held partly by means of an electronic facility will be decided on a poll, on which poll votes may be cast by such electronic or other means as the directors decide are appropriate. Any such poll will be treated as having been validly demanded at the time fixed for the holding of the meeting. At any other general meeting, an ordinary resolution or any other question (other than a special resolution) put to the vote of the meeting shall be decided on a show of hands, unless (before, or immediately after the declaration of the result of, the show of hands or on the withdrawal of any other demand for a poll) a poll is demanded by: (a) the chair of the meeting; or (b) at least five members present in person or by proxy having the right to vote on the resolution; or

36 (c) a member or members present in person or by proxy representing in aggregate not less than one-tenth of the total voting rights of all the members having the right to vote on the resolution (excluding any voting rights attached to any shares in the Company held as treasury shares); or (d) a member or members present in person or by proxy holding shares conferring the right to vote on the resolution on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right (excluding shares in the Company conferring a right to vote on the resolution which are held as treasury shares); and a demand for a poll by a person as proxy for a member shall be as valid as if the demand were made by the member themselves. (2) No poll may be demanded on the appointment of a chair of the meeting. (3) A demand for a poll may, before the poll is taken, be withdrawn but only with the consent of the chair of the meeting and the demand so withdrawn shall not be taken to have invalidated the result of a show of hands declared before the demand was made. If a poll is demanded before the declaration of the result of a show of hands and the demand is duly withdrawn, the meeting shall continue as if the demand had not been made. (4) Unless a poll is demanded (and the demand is not withdrawn), a declaration by the chair of the meeting that a resolution has been carried, or carried unanimously, or has been carried by a particular majority, or lost, or not carried by a particular majority, shall be conclusive, and an entry to that effect in the minutes of the meeting shall be conclusive evidence of that fact, without proof of the number or proportion of the votes recorded in favour of or against the resolution. (5) The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded. (6) All special resolutions shall be decided on a poll. 45. How poll is to be taken (1) If a poll is demanded (and the demand is not withdrawn), it shall be taken at such time (either at the meeting at which the poll is demanded or within thirty days after the meeting), at such place and in such manner (including electronically) as the chair of the meeting shall direct and they may appoint scrutineers (who need not be members). (2) A poll demanded on a question of adjournment shall be taken at the meeting without adjournment. (3) It shall not be necessary (unless the chair of the meeting otherwise directs) for notice to be given of a poll whether taken at or after the meeting at which it was demanded.

37 (4) On a poll, votes may be given either personally or by proxy and a member entitled to more than one vote need not use all their votes or cast all the votes they use in the same way. (5) The result of the poll shall be deemed to be a resolution of the meeting at which the poll was demanded. (6) The members of the Company may require the board to obtain an independent report on any poll taken, or to be taken, at a general meeting of the Company. (7) The board is required to obtain an independent report if it receives requests to do so from: (a) members representing not less than five per cent. of the total voting rights of all the members who have a right to vote on the matter to which the poll relates (excluding any voting rights attached to any shares in the Company held as treasury shares); or (b) not less than 100 members who have a right to vote on the matter to which the poll relates and hold shares in the Company on which there has been paid up an average sum, per member, of not less than £100. (8) Where the requests relate to more than one poll, paragraph (7) above must be satisfied in relation to each of them. A request under paragraph (7) above: (a) may be in hard copy form or by way of electronic communication; (b) must identify the poll or polls to which it relates; (c) must be authenticated by the person or persons making it; and (d) must be received by the Company not later than one week after the date on which the poll is taken. (9) Where the board is required to obtain an independent report on a poll or polls under paragraph (7) above, the board must appoint an independent assessor to prepare a report for the Company on that poll or polls. The appointment of the independent assessor must be made within one week after the requirement to obtain the report has arisen. The independent assessor appointed by the board in accordance with this paragraph (9) must not have another role in relation to any poll on which they are to report (including, in particular, a role in connection with collecting or counting votes or with the appointment of proxies) and must otherwise be independent in relation to the poll, as determined by the board. (10) The report of the independent assessor appointed under paragraph (9) above must state the name of the independent assessor and their opinion (including reasons therefor) whether:

38 (a) the procedures adopted in connection with the poll or polls were adequate; (b) the votes cast (including proxy votes) were fairly and accurately recorded and counted; (c) the validity of members' appointments of proxies was fairly assessed; and (d) whether the relevant requirements of these articles and the Statutes were complied with. (11) Where an independent assessor has been appointed to report on a poll in accordance with this article, they are entitled to: (a) attend the meeting at which the poll may be taken and any subsequent proceedings in connection with the poll; (b) be provided by the Company with a copy of the notice of the relevant meeting and any other communication provided by the Company in connection with the meeting to persons who have a right to vote on the matter to which the poll relates; and (c) have access to the Company's records relating to any poll on which they are to report and the meeting at which the poll or polls may be, or were, taken, and to require anyone who at any material time was a director, secretary, employee, member or agent of the Company, to provide them with information or explanations for the purpose of preparing their report. (12) Where an independent assessor has been appointed to report on a poll in accordance with this article, the Company must ensure that the following information is made available on a website: (a) the fact of the independent assessor's appointment; (b) their identity; (c) the text of the resolution or, as the case may be, a description of the subject matter of the poll to which their appointment relates; and (d) a copy of the independent assessor's report prepared in accordance with paragraph (10) above. 46. Chair's casting vote In the case of an equality of votes, either on a show of hands or on a poll, the chair of the meeting at which the show of hands takes place, or at which the poll is demanded, as the case may be, shall be entitled to a further or casting vote in addition to any other vote or votes to which they may be entitled.

39 VOTES OF MEMBERS 47. Voting rights (1) Subject to these articles and to any special rights or restrictions as to voting for the time being attached to any class of shares in the Company: (a) on a show of hands, every qualifying person present shall, subject to sub- paragraph (b), have one vote; (b) on a show of hands, every proxy who has been appointed by more than one member entitled to vote on the resolution shall have two votes, one vote for and one against the resolution if: (A) one or more of the members instructed them to vote for and one or more of the members instructed them to vote against the resolution; or (B) one or more of the members instructed them to vote for the resolution and one or more of the members gave them discretion as to how to vote and they exercise their discretion by voting against the resolution; or (C) one or more of the members instructed them to vote against the resolution and one or more of the members gave them discretion as to how to vote and they exercise their discretion by voting for the resolution; and (c) on a poll, every member who is present in person or by a duly appointed proxy (other than an Appointed Proxy (as defined in article 57(1)) shall have one vote for each share of which they are the holder and an Appointed Proxy shall have such number of votes as equals their Appointed Number of shares (as defined in article 57(2)). (2) For the purposes of determining which persons are entitled to attend or vote at any general meeting, and how many votes such persons may cast, the Company may specify in the notice of the meeting a time, not more than 48 hours before the time fixed for the meeting, by which a person must be entered on the register in order to have the right to attend or vote at the meeting. Changes to entries on the register after the time so specified shall be disregarded in determining the rights of any person to attend or vote at the meeting, notwithstanding any provisions in the Statutes or these articles to the contrary. 48. Representation of bodies corporate (1) Any body corporate which is a member of the Company may, by resolution of its board or other governing body, authorise such person or persons to act as its representative at any general meeting of the Company. For the purposes of these

40 articles, a body corporate shall be deemed to be present in person at any general meeting of the Company if one or more of its representatives is present at that meeting. The board or any director or the secretary may (but shall not be bound to) require evidence of the authority of any such representative. (2) Where more than one person is authorised to represent a body corporate and more than one person purports to exercise a power on behalf of that body corporate: (a) if each such person purports to exercise the power in the same way, the power is treated as exercised in that way; and (b) if each such person does not purport to exercise the power in the same way, the power is treated as not exercised. 49. Voting rights of joint holders If more than one of the joint holders of a share tenders a vote on the same resolution, whether in person or by proxy, the vote of the senior who tenders a vote shall be accepted to the exclusion of the vote(s) of the other joint holder(s); and for this purpose seniority shall be determined by the order in which the names stand in the register in respect of the relevant share. 50. Voting rights of members incapable of managing their affairs A member in respect of whom an order has been made by any court having jurisdiction (whether in Jersey or elsewhere) in matters concerning mental disorder or otherwise regarding their inability to manage their own affairs may vote, whether on a show of hands or on a poll, by their attorney, receiver, curator bonis or other person in the nature of a receiver or curator bonis appointed by that court, and the attorney, receiver, curator bonis or other person may vote by proxy. Evidence to the satisfaction of the board of the authority of the person claiming the right to vote must be received at the Office (or at such other address as may be specified for the receipt of proxy appointments, which for the avoidance of doubt may include an electronic address) not later than the last time by which a proxy appointment must be received in order to be valid for use at the meeting or adjourned meeting or on the holding of the poll at or on which that person proposes to vote and, in default, the right to vote shall not be exercisable. 51. Voting rights suspended where sums overdue Unless the board otherwise decides, a member shall not be entitled to vote, either in person or by proxy, at any general meeting of the Company or upon a poll or exercise any other right conferred by membership in relation to general meetings or polls in respect of any share held by them unless all calls and other sums presently payable by them in respect of that share have been paid.

41 52. Objections to admissibility of votes (1) No objection shall be raised as to the admissibility of any vote (including, without limitation, in relation to the entitlement of any person to vote, the counting of votes which ought not to have been counted or which might have been rejected or not counting votes which ought to have been counted) except at the meeting or adjourned meeting or poll at which the vote objected to is or may be given or tendered, and every vote not disallowed at such meeting or poll shall be valid for all purposes. Any such objection made in due time shall be referred to the chair of the meeting, whose decision shall be final and conclusive. PROXIES 53. Proxies (1) A proxy need not be a member of the Company and a member may appoint more than one proxy in relation to a meeting, provided that each proxy is appointed to exercise the rights attached to a different share or shares held by them. (2) The appointment of a proxy shall not preclude a member from attending and voting in person at the meeting or on the poll concerned. (3) The appointment of a proxy shall only be valid for the meeting mentioned in it and any adjournment of that meeting (including on any poll demanded at the meeting or any adjourned meeting). (4) A proxy is entitled to speak at general meetings. (5) Proxies may also be appointed to attend, speak and vote at general meetings in the circumstances and in the manner provided for in articles 57, 59, 60 and 62 and articles 53 to 56 should be read subject to the provisions of those articles. 54. Appointment of proxy (1) The appointment of a proxy may be in such form as is usual or common or in such other form as the board may from time to time approve and shall be signed by the appointor, or their duly authorised agent, or, if the appointor is a body corporate, shall either be executed under its common seal or be signed by an agent or officer authorised for that purpose. The signature need not be witnessed. (2) Without limiting the provisions of these articles, the board may from time to time in relation to uncertificated shares: (i) approve the appointment of a proxy by means of a communication sent in electronic form in the form of an "uncertificated proxy instruction" (a properly authenticated dematerialised instruction and/or other instruction or notification, which is sent by means of the relevant system and received by such participant in that system acting on behalf of the Company as the board may prescribe, in such form and subject to such terms and conditions as the board may from time to time prescribe (subject always to the facilities and requirements of the

42 relevant system)); and (ii) approve supplements to, or amendments or revocations of, any such uncertificated proxy instruction by the same means. In addition, the board may prescribe the method of determining the time at which any such uncertificated proxy instruction is to be treated as received by the Company or such participant and may treat any such uncertificated proxy instruction which purports to be or is expressed to be sent on behalf of a holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that holder. (3) If a member appoints more than one proxy and the proxy appointments purport to grant the right for the appointees to exercise votes over more shares than are held by the member, then each proxy appointment will be invalid and neither appointee will be entitled to attend, speak or vote at the relevant general meeting or poll. 55. Receipt of proxy (1) Subject to paragraph (8) below, a proxy appointment (whether in hard copy or electronic form): (a) must be received at a proxy notification address not less than 48 hours before the time fixed for holding the meeting, rearranged meeting or adjourned meeting at which the appointee proposes to vote; or (b) in the case of a poll taken more than 48 hours after it is demanded or in the case of an adjourned meeting or rearranged meeting to be held more than 48 hours after the time fixed for holding the original meeting, must be received at a proxy notification address not less than 24 hours before the time fixed for the taking of the poll or, as the case may be, the time fixed for holding the adjourned meeting or rearranged meeting; or (c) in the case of a poll which is not taken at the meeting at which it is demanded but is taken 48 hours or less after it is demanded, or in the case of an adjourned or rearranged meeting to be held 48 hours or less after the time fixed for holding the original meeting, must be received: (A) at a proxy notification address in accordance with (a) above; (B) by the chair of the meeting or the secretary or any director at the meeting at which the poll is demanded or, as the case may be, at the original meeting; or (C) at a proxy notification address and by such time as the chair of the meeting may direct at the meeting at which the poll is demanded. (2) In the case of a proxy appointment signed by an agent of a member who is not a body corporate, the authority under which the appointment is signed or a copy of it certified in such manner as shall be specified in the notice of the relevant meeting or in any other information issued by the Company in relation to the relevant meeting, or such

43 other information as shall be so specified must also be received by the Company in the manner set out in paragraph (1) above. (3) In the case of a proxy appointment signed by an officer or other agent of a body corporate, the board may also require the receipt, in the manner set out in paragraph (1) above, of the authority under which the appointment is signed or a copy of it certified in such manner as shall be specified in the notice of the relevant meeting or in any other information issued by the Company in relation to the relevant meeting, or of such other authorities or information as shall be so specified. (4) Subject to the Statutes, the board may, but shall not be bound to, require such further evidence as it thinks fit of the authenticity or integrity of any signature on a proxy appointment and, if the signatory is an agent or, where the appointor is a body corporate, an officer, of their authority. (5) The board may decide, either generally or in any particular case, to treat a proxy appointment as valid notwithstanding that the appointment or any of the information required under paragraphs (2), (3) or (4) above has not been received in accordance with the requirements of this article. (6) Subject to paragraph (5) above, if the proxy appointment and any of the information required under paragraphs (2), (3) or (4) above are not received in the manner required above, the appointee shall not be entitled to vote in respect of the shares in question. (7) If two or more valid but differing proxy appointments are received in respect of the same share for use at the same meeting or on the same poll, the one which is last received (regardless of its date or of the date of its execution) shall be treated as replacing and revoking the others as regards that share and if the Company is unable to determine which was last received, none of them shall be treated as valid in respect of that share. (8) In calculating any period mentioned in paragraph (1) above, no account shall be taken of a day that is not a working day. 56. Notice of revocation of authority (a) A vote given or poll demanded by proxy or by a representative of a body corporate shall be valid notwithstanding the previous termination of the authority of the person voting or demanding a poll or (until entered in the register) the transfer of the share in respect of which the appointment of the relevant person was made unless notice of the termination was received at a proxy notification address not less than six hours before the time fixed for holding the relevant meeting or adjourned meeting or, in the case of a poll not taken on the same day as the meeting or adjourned meeting, before the time fixed for taking the poll. (b) A vote given by a proxy or by a representative of a body corporate shall be valid notwithstanding that they have not voted in accordance with any instructions given by

44 the member by whom they are appointed. The Company shall not be obliged to check whether the proxy or representative of a body corporate has in fact voted in accordance with any such member's instructions. ADS DEPOSITARY ARRANGEMENTS 57. ADS Depositary can appoint multiple proxies (1) The ADS Depositary can appoint more than one person to be its proxy (each person validly so appointed being referred to as an Appointed Proxy) and the provisions of articles 53 to 56 shall apply to any such appointment(s). (2) The appointment shall set out the number of shares in relation to which an Appointed Proxy is appointed (the Appointed Number). The Appointed Number of shares of all Appointed Proxies, when added together, must not be more than the total number of shares registered in the name of the ADS Depositary. 58. The ADS Depositary shall keep a Proxy Register (1) The ADS Depositary shall keep a register of the names and addresses of all the Appointed Proxies (the Proxy Register). The Proxy Register shall set out the Appointed Number of shares of each Appointed Proxy. This may be shown by setting out the number of American Depositary Shares which each Appointed Proxy holds and stating that the Appointed Number of shares can be ascertained by multiplying the said number of American Depositary Shares by such number which for the time being is equal to the number of shares which any one American Depositary Share represents. (2) The ADS Depositary shall allow anyone whom the board nominates to inspect the Proxy Register during usual business hours on any week day (public holidays excepted) at the registered office of the ADS Depositary. The ADS Depositary shall also provide, as soon as possible, any information contained in the Proxy Register which may be requested by the Company or its agents. 59. Appointed Proxies can only attend general meetings if properly appointed An Appointed Proxy may only attend a general meeting if they provide the Company with written evidence of their appointment by the ADS Depositary for that general meeting. This shall be in a form agreed between the board and the ADS Depositary. 60. Rights of Appointed Proxies Subject to the Statutes and providing the total number of shares registered in the name of the ADS Depositary is sufficient to include an Appointed Proxy's Appointed Number: (a) at a general meeting which an Appointed Proxy is entitled to attend, they are entitled to exercise the same rights in relation to their Appointed Number of

45 shares as the ADS Depositary would have been entitled to exercise if it has been present in person at that meeting; and (b) an Appointed Proxy can themselves appoint another person to be their proxy in relation to their Appointed Number of shares and the provisions of articles 53 to 56 shall apply to such appointment as if the Appointed Proxy was the registered holder of such shares and the appointment was made by them in that capacity. 61. Sending information to an Appointed Proxy The Company may send to an Appointed Proxy at their address in the Proxy Register all or any of the documents which are sent to members. 62. The Proxy Register may be fixed at a certain date (1) In order to determine which persons are entitled as Appointed Proxies to: (a) exercise the rights conferred by article 60; and (b) receive documents sent pursuant to article 61, and the Appointed Number of shares in respect of which a person is to be treated as Appointed Proxy for such purpose, the ADS Depositary may determine that the persons who are entitled are those persons entered in the Proxy Register at the close of business on a date (a Record Date) determined by the ADS Depositary in consultation with the Company. (2) When a Record Date is determined for a particular purpose: (a) the Appointed Number of shares of an Appointed Proxy will be treated as the number appearing against their name in the Proxy Register as at the close of business on the Record Date (this may be shown by setting out the number of American Depositary Shares which each Appointed Proxy holds and stating that the number of shares can be ascertained by multiplying the said number of American Depositary Shares by such number which for the time being is equal to the number of shares which any one American Depositary Share represents); and (b) changes to entries in the Proxy Register after the close of business on the Record Date will be ignored in determining the entitlement of any person for the purpose concerned. 63. The nature of an Appointed Proxy's interest Except as required by the Statutes, no Appointed Proxy will be recognised by the Company as holding any interest in shares upon any trust. The Company is entitled to treat a person entered in the Proxy Register as an Appointed Proxy as the only person

46 entitled to exercise the rights conferred by article 60 in respect of the shares in respect of which the Appointed Proxy has been appointed. 64. Validity of the appointment of Appointed Proxies (1) If any question arises at or in relation to a general meeting as to whether any particular person has been validly appointed as or by an Appointed Proxy to vote (or exercise any other right) in respect of any shares, the question will be determined by the chair of the general meeting. Their decision (which may include declining to recognise a particular appointment as valid) will, if made in good faith, be final and binding on all persons interested. (2) If a question of the type described in paragraph (1) above arises in any circumstances other than at or in relation to a general meeting, the question will be determined by the board. Its decision (which can include declining to recognise a particular appointment as valid) will also, if made in good faith, be final and binding on all persons interested. DIRECTORS 65. Number of directors The directors (other than alternate directors) shall not, unless otherwise determined by an ordinary resolution of the Company, be less than six in number. 66. Directors need not be members A director need not be a member of the Company. ELECTION, APPOINTMENT, RETIREMENT AND REMOVAL OF DIRECTORS 67. Election of directors by the Company (1) Subject to these articles, the Company may by ordinary resolution elect any person who is willing to act to be a director, either to fill a vacancy or as an additional director, but so that the total number of directors shall not exceed any maximum number fixed by or in accordance with these articles. (2) No person (other than a director retiring in accordance with these articles) shall be elected or re-elected a director at any general meeting unless: (a) they are recommended by the board; or (b) not less than seven nor more than 42 days before the date appointed for the meeting there has been given to the Company, by a member (other than the person to be proposed) entitled to vote at the meeting, notice of their intention to propose a resolution for the election of that person, stating the particulars

47 which would, if they were so elected, be required to be included in the Company's register of directors and a notice executed by that person of their willingness to be elected. 68. Separate resolutions for election of each director Every resolution of a general meeting for the election of a director shall relate to one named person and a single resolution for the election of two or more persons shall be void, unless a resolution that it shall be so proposed has been first agreed to by the meeting without any vote being cast against it. 69. The board's power to appoint directors The board may appoint any person who is willing to act to be a director, either to fill a vacancy or by way of addition to their number, but so that the total number of directors shall not exceed any maximum number fixed by or in accordance with these articles. 70. Retirement of directors (1) At each annual general meeting every director who held office on the date seven days before the date of the notice of annual general meeting shall retire from office. A retiring director shall be eligible for re-election and a director who is re-elected will be treated as continuing in office without a break. (2) A retiring director who is not re-elected shall retain office until the close of the meeting at which they retire. (3) If the Company, at any meeting at which a director retires in accordance with these articles, does not fill the office vacated by such director, the retiring director, if willing to act, shall be deemed to be re-elected, unless at the meeting a resolution is passed not to fill the vacancy or to elect another person in their place or unless the resolution to re-elect them is put to the meeting and lost. 71. Removal of directors (1) The Company may by ordinary resolution remove any director before their period of office has expired notwithstanding anything in these articles or in any agreement between them and the Company. (2) A director may also be removed from office by giving them notice to that effect signed by or on behalf of all the other directors. (3) Any removal of a director under this article shall be without prejudice to any claim which such director may have for damages for breach of any agreement between them and the Company.

48 72. Vacation of office of director (1) Without prejudice to the provisions of these articles for retirement or removal the office of a director shall be vacated if: (a) they are prohibited by law or the Listing Rules from being a director; or (b) they become bankrupt or make any arrangement or composition with their creditors generally; or (c) a registered medical practitioner who has examined them gives a written opinion to the Company stating that they have become physically or mentally incapable of acting as a director and may remain so for more than three months; or by reason of their mental health a court makes an order which wholly or partly prevents them from personally exercising any powers or rights which they would otherwise have and, in either case, the board resolves that their office be vacated; or (d) for more than six months they are absent (whether or not an alternate director attends in their place), without special leave of absence from the board, from board meetings held during that period and the board resolves that their office be vacated; or (e) the conduct of the director (whether or not concerning the affairs of the Company) is the subject of an investigation by the Jersey Financial Services Commission or any successor body or equivalent body in any foreign jurisdiction and the directors resolve it is undesirable in the interest of the Company that they remain a director of the Company; or (f) they give to the Company notice of their wish to resign, in which event they shall vacate that office on the receipt of that notice by the Company or at such later time as is specified in the notice. (2) If a director stops being a director for any reason, that person will also automatically cease to be a member of any committee or sub-committee of the directors. 73. Executive directors (1) The board may appoint one or more directors to hold any executive office under the Company (including that of chair, chief executive or managing director) for such period (subject to the Statutes) and on such terms as it may decide. The board may, at any time, vary, revoke or terminate any appointment so made without prejudice to any claim for damages for breach of any contract of service between the director and the Company. (2) The remuneration of a director appointed to any executive office shall be fixed by the board and may be by way of salary, commission, participation in profits or otherwise and either in addition to or inclusive of their remuneration as a director.

49 (3) A director appointed as executive chair, chief executive or managing director shall automatically cease to hold that office if such person ceases to be a director but without prejudice to any claim for damages for breach of any contract of service between them and the Company. ALTERNATE DIRECTORS 74. Power to appoint alternate directors (1) Each director may appoint another director or any other person who is willing to act as their alternate and may remove them from that office. The appointment as an alternate director of any person who is not themselves a director shall be subject to the approval of a majority of the directors or a resolution of the board. (2) An alternate director shall be entitled to receive notice of all board meetings and of all meetings of committees of which the director appointing them is a member, to attend and vote at any such meeting at which the director appointing them is not personally present and at the meeting to exercise and discharge all the functions, powers and duties of their appointor as a director and for the purposes of the proceedings at the meeting these articles shall apply as if they were a director. (3) Every person acting as an alternate director shall (except as regards power to appoint an alternate and remuneration) be subject in all respects to these articles relating to directors and shall alone be responsible to the Company for their acts and defaults and shall not be deemed to be the agent of the director appointing them. An alternate director may be paid expenses and shall be entitled to be indemnified by the Company to the same extent as if they were a director but shall not be entitled to receive from the Company any fee in their capacity as an alternate director. (4) Every person acting as an alternate director shall have one vote for each director for whom they act as alternate, in addition to their own vote if they are also a director, but they shall count as only one for the purpose of determining whether a quorum is present. (5) Any person appointed as an alternate director shall vacate their office as alternate director if the director by whom they have been appointed vacates their office as director (otherwise than by retirement at a general meeting of the Company at which they are re-appointed) or removes them by notice to the Company or on the happening of any event which, if they are or were a director, causes or would cause them to vacate that office. (6) Every appointment or removal of an alternate director shall be made by notice and shall be effective (subject to paragraph (1) above) on receipt by the secretary of the notice.

50 ASSOCIATE DIRECTORS 75. Power to appoint associate directors The directors may at any time and from time to time appoint any person (not being a director) to be an associate director, and the following provisions with regard to associate directors shall have effect: (a) a person so appointed shall not be required to be a member of the Company and shall hold office until removed by resolution of the directors; (b) the number of associate directors shall not at any time exceed six; (c) the remuneration of the associate directors shall be such as from time to time be determined by the directors and may be of any description; and (d) associate directors shall not have any right to attend or vote at meetings of the directors, and they shall not be directors within the meaning of that word as used in these articles. If invited to attend and express their views at meetings of the directors, they shall do so only on the same footing as other officials and members of the staff of the Company. REMUNERATION, EXPENSES, PENSIONS AND OTHER BENEFITS 76. Directors' fees (1) The directors shall be paid fees not exceeding in aggregate £3,000,000 per annum (or such larger sum as the Company may, by ordinary resolution, determine) as the board may decide to be divided among them in such proportion and manner as they may agree or, failing agreement, equally. Any fee payable under this article shall be distinct from any remuneration or other amounts payable to a director under other provisions of these articles and shall accrue from day to day. (2) The board (or any duly authorised committee of the board) may make arrangements for such proportion of the fees payable to any director under the provisions of this article as the board or such committee may from time to time decide, to be provided in the form of fully paid ordinary shares in the capital of the Company by applying the relevant amount in the purchase or subscription of such shares on behalf of such director. In the case of a subscription of shares, for the purposes of this article, the subscription price for such shares shall be deemed to be the closing middle market price as published in the London Stock Exchange Daily Official List on the day of such subscription. 77. Special remuneration (1) The board may grant special remuneration to any director who performs any special or extra services to or at the request of the Company.

51 (2) Such special remuneration may be paid by way of lump sum, salary, commission, participation in profits or otherwise as the board may decide in addition to any remuneration payable under or pursuant to any other of these articles. 78. Expenses A director shall be paid out of the funds of the Company all travelling, hotel and other expenses properly incurred by them in and about the discharge of their duties, including their expenses of travelling to and from board meetings, committee meetings, general meetings and separate general meetings of the holders of any class of shares in the Company. Subject to the Statutes and any guidelines and procedures established from time to time by the board, a director may also be paid out of the funds of the Company all expenses incurred by them in obtaining professional advice in connection with the affairs of the Company or the discharge of their duties as a director. 79. Pensions and other benefits The board may exercise all the powers of the Company to: (a) pay, provide, arrange or procure the grant of pensions or other retirement benefits, death, disability or sickness benefits, health, accident and other insurances or other such benefits, allowances, gratuities or insurances, including in relation to the termination of employment, to or for the benefit of any person who is or has been at any time a director of the Company or in the employment or service of the Company or of any body corporate which is or was associated with the Company or of the predecessors in business of the Company or any such associated body corporate, or the relatives or dependants of any such person. For that purpose the board may procure the establishment and maintenance of, or participation in, or contribution to, any pension fund, scheme or arrangement and the payment of any insurance premiums; (b) establish, maintain, adopt and enable participation in any profit sharing or incentive scheme including shares, share options or cash or any similar schemes for the benefit of any director or employee of the Company or of any associated body corporate, and, subject to any restrictions under applicable legislation, to lend money to any such director or employee or to trustees on their behalf to enable any such schemes to be established, maintained or adopted; and (c) support and subscribe to any institution or association which may be for the benefit of the Company or of any associated body corporate or any directors or employees of the Company or associated body corporate or their relatives or dependants or connected with any town or place where the Company or an associated body corporate carries on business, and to support and subscribe to any charitable or public object whatsoever.

52 80. Payment for loss of office (1) The Company shall not make a payment for loss of office to a director of the Company unless the payment has been approved by an ordinary resolution of the Company. (2) A resolution approving a payment for loss of office under this article must not be passed unless a memorandum setting out particulars of the proposed payment (including its amount) is made available for inspection by the members of the Company at: (a) the Office for not less than 15 days ending with the date that the proposed resolution is put to the members; and (b) at the meeting at which the proposed resolution is put to the members. (3) For the purposes of this article, payment for loss of office means a payment made to a director or past director of the Company: (a) by way of compensation for loss of office as director of the Company; (b) by way of compensation for loss, while director of the Company or in connection with their ceasing to be a director of it, of: (i) any other office or employment in connection with the management of the affairs of the Company; or (ii) any office (as director or otherwise) or employment in connection with the management of the affairs of any subsidiary of the Company; (c) as consideration for or in connection with their retirement from their office as director of the Company; or (d) as consideration for or in connection with their retirement, while director of the Company or in connection with their ceasing to be a director of it, from: (i) any other office or employment in connection with the management of the affairs of the Company; or (ii) any office (as director or otherwise) or employment in connection with the management of the affairs of any subsidiary of the Company, where, for the purposes of this definition of payment for loss of office, references to compensation and consideration include benefits otherwise than in cash and references and references to a payment to the director include payment to a person connected with a director, or payment to any person at the direction of, or for the benefit of, a director or a person connected with them.

53 POWERS OF THE BOARD 81. General powers of the board to manage the Company's business (1) The business of the Company shall be managed by the board which may exercise all the powers of the Company, subject to the Statutes, these articles and any ordinary resolution of the Company. No ordinary resolution or alteration of these articles shall invalidate any prior act of the board which would have been valid if the resolution had not been passed or the alteration had not been made. (2) The powers given by this article shall not be limited by any special authority or power given to the board by any other article or any resolution of the Company. 82. Power to act notwithstanding vacancy The continuing directors or the sole continuing director at any time may act notwithstanding any vacancy in their number; but, if the number of directors is less than the minimum number fixed by or in accordance with these articles, they may act for the purpose of filling up vacancies or calling a general meeting of the Company, but not for any other purpose. If no director is able or willing to act, then any two members may summon a general meeting for the purpose of appointing directors. 83. Provisions for employees The board may exercise any of the powers conferred by the section 247 of the Companies Act 2006 of the United Kingdom to make provision for the benefit of any persons employed or formerly employed by the Company or any of its subsidiaries in connection with the cessation or the transfer to any person of the whole or part of the undertaking of the Company or any of its subsidiaries as if the Company were a company incorporated in England and Wales. 84. Power to borrow money (1) The board may exercise all the powers of the Company to borrow money and to mortgage or charge all or any part of its undertaking, property and assets (both present and future) and uncalled capital and to issue debentures and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party. (2) The board shall restrict the borrowings of the Company and exercise all voting and other rights or powers of control exercisable by the Company in relation to its subsidiaries (if any) so as to secure (but as regards subsidiaries only so far as by such exercise it can secure) that the aggregate principal amount outstanding at any time in respect of all borrowings by the Group (exclusive of any borrowings which are owed by one Group company to another Group company) after deducting the amount of cash deposited will not, without the previous authority of the Company in general meeting, exceed:

54 (a) an amount equal to 2.5 times adjusted capital and reserves; or (b) any higher limit fixed by ordinary resolution of the Company which is applicable at the relevant time. (3) In this article: (a) adjusted capital and reserves means the aggregate of: (I) the amount paid up on the allotted share capital of the Company; and (II) the amounts standing to the credit of the reserves of the Group (including share premium account and capital redemption reserve, but excluding any currency translation reserve), after adding or deducting any balance standing to the credit or debit of the Group's profit and loss account, all as shown in the relevant balance sheet but unless the directors determine otherwise, after: (i) making such adjustments as may be appropriate in respect of: (A) any variation in the amount of the paid up share capital, the share premium account or capital redemption reserve since the date of the relevant balance sheet and so that for this purpose if any proposed allotment of shares by the Company for cash has been underwritten or agreed to be subscribed then these shares shall be deemed to have been allotted and the amount (including any premium) of the subscription moneys payable (not being moneys payable later than six months after the date of allotment) shall be deemed to have been paid up on the date when the issue of the shares was underwritten or agreed to be subscribed (or if the underwriting or subscription agreement was conditional, the date on which it became unconditional); (B) any undertaking which was not a subsidiary at the date of the relevant balance sheet but which would be a subsidiary if group accounts were prepared as at the relevant time (and as if such time were the end of the Company's financial year) or any undertaking which was a subsidiary but which would no longer be so if group accounts were to be so prepared at the relevant time; and (C) any variation in the interest of the Company in another Group company since the date of the relevant balance sheet; (ii) excluding (so far as not already excluded) minority and other outside interests in any subsidiary;

55 (iii) deducting to the extent included in the above: (A) the book values of intangible assets except goodwill shown in the relevant balance sheet (as adjusted pursuant to the above provisions of this paragraph); and (B) the amount of any distribution declared, recommended or made by any Group company to a person other than another Group company out of profits accrued up to and including the date of (and to the extent not provided for in) the relevant balance sheet; (iv) after adding back the amount of any investment in own shares that has been deducted in arriving at total equity; and (v) making such other adjustments (if any) as the board may consider appropriate or necessary and as are approved by the auditors; (b) borrowings include the following except in so far as otherwise taken into account: (I) the principal amount of any debenture (whether secured or unsecured) of a Group company; (II) the outstanding amount raised by acceptances under an acceptance credit or bills facility opened by a bank or acceptance house on behalf of or in favour of a Group company, excluding acceptances of trade bills relating to goods purchased in the ordinary course of trading; (III) the nominal amount of any share capital and the principal amount of any debenture or borrowing, the beneficial interest in which is not owned by a Group company, to the extent that their payment or repayment is the subject of a guarantee or indemnity by a Group company; (IV) any fixed or minimum premium payable on final repayment of any borrowing or deemed borrowing; and (V) any fixed amount in respect of a finance lease payable by any Group company which would be shown at the relevant time as an obligation in a balance sheet and prepared in accordance with the accounting principles used in the preparation of the relevant balance sheet and for this purpose "finance lease" means a contract between a lessor and a Group company as lessee or sub-lessee where substantially all the risks and rewards of the ownership of the asset leased or sub-leased are to be borne by the lessee or sub-lessee,

56 but exclude the following: (i) borrowings incurred by a Group company for the purpose of repaying within six months of the borrowing all or part of any borrowings made by it or another Group company, pending their application for that purpose during that period; (ii) borrowing incurred by a Group company to finance a contract where a part of the price receivable under the contract by that or another Group company is guaranteed or insured by any government, governmental agency or body or by a person (not being a Group company) carrying on the business of providing credit insurance up to an amount equal to that part of the price which is guaranteed or insured; (iii) a proportionate amount of the borrowings of a Group company which is not a wholly-owned subsidiary of the Company corresponding to the minority or outside interest in it; (iv) borrowings of an undertaking which was not a subsidiary at the date of the relevant balance sheet, to the extent that those borrowings do not exceed its borrowings outstanding on the date when it became a Group company but only until six months after the date on which the undertaking became a subsidiary; and (v) amounts payable under any hire-purchase agreement, credit sale agreement, operating lease or similar agreement which is not a finance lease for the purposes of paragraph (b)(V) above; (c) cash deposited means an amount equal to the aggregate for the time being of all cash deposits with any bank or other person (not being a Group company), (whether on current account or otherwise), the realisable value of certificates of governments and companies or other readily realisable deposits owned by any Group company except that in the case of any such items owned by a Group company which is not a wholly-owned subsidiary of the Company, there shall be excluded a proportionate amount of those items corresponding to the minority or outside interests in it; (d) Group means the Company and its subsidiaries from time to time; (e) Group company means any undertaking in the Group; and (f) relevant balance sheet means the audited consolidated balance sheet dealing with the state of affairs of the Company and its subsidiaries comprised in the latest Group accounts; and if the Company should prepare its audited consolidated balance sheet on the basis of one accounting convention and a supplementary balance sheet on the basis of another, the audited consolidated balance sheet shall be taken as the relevant balance sheet.

57 (4) For the purposes of any calculation under this article: (a) a borrowing denominated or repayable or any cash deposited, in a currency other than sterling shall be translated into sterling: (i) at the London exchange rate for the date as at which the calculation is being made; or (ii) if it would result in a lower figure, at the London exchange rate on the date of the relevant balance sheet, and for this purpose the "London exchange rate" for any date is the spot rate of exchange, quoted at or about 11.00 a.m. on the business day before that date by a bank in London selected by the board; and (b) where under the terms of any borrowing the amount of money that would be required to discharge its principal amount in full if it fell to be repaid (at the option of the borrower or by reason of default) on the date as at which the calculation is being made is less than the amount that would otherwise be taken into account in respect of that borrowing for the purpose of this article, the amount of the borrowing to be taken into account shall be the lesser amount. (5) The limit imposed under paragraph (2) above shall be deemed not to have been breached until the amount of borrowings has exceeded that limit for 30 consecutive days. This paragraph overrides all other provisions of this article. (6) A certificate or report by the Company's auditors: (a) as to the amount of adjusted capital and reserves or the amount of borrowings; or (b) to the effect that the limit imposed under this article was not exceeded or breached at a particular date, shall be conclusive evidence as to that amount or fact. (7) If the Company has joint auditors, references in this article to the Company's auditors are to any of the joint auditors. (8) No lender or other person dealing with any Group company need enquire whether the limit imposed under paragraph (2) above has been or will be complied with. (9) A borrowing or security resulting in a breach of the limit shall not be void nor shall it be voidable at the instance of the Company or any other Group company.

58 DELEGATION OF BOARD'S POWERS 85. Delegation to individual directors (1) The board may entrust to and confer upon any director any of its powers, authorities and discretions (with power to sub-delegate) on such terms and conditions as it thinks fit and may revoke or vary all or any of them, but no person dealing in good faith shall be affected by any revocation or variation. (2) The ability of the board to delegate under this article applies to all its powers and is not limited by virtue of certain articles referring to powers being exercised by the board or by a committee authorised by the board while other articles do not. 86. Committees (1) The board may delegate any of its powers, authorities and discretions (with power to sub-delegate) to any committee consisting of such person or persons (whether directors or not) as it thinks fit, provided that the majority of the members of the committee are directors and that no meeting of the committee shall be quorate for the purpose of exercising any of its powers, authorities or discretions unless a majority of those present are directors. The board may make any such delegation on such terms and conditions as it thinks fit and may revoke or vary any such delegation and discharge any committee wholly or in part, but no person dealing in good faith shall be affected by any revocation or variation. Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, conform to any regulations that may be imposed on it by the board. (2) The proceedings of a committee with two or more members shall be governed by any regulations imposed on it by the board and (subject to such regulations) by these articles regulating the proceedings of the board so far as they are capable of applying. (3) The ability of the board to delegate under this article applies to all its powers and is not limited by virtue of certain articles referring to powers being exercised by the board or by a committee authorised by the board while other articles do not. 87. Local boards (1) The board may establish any local or divisional board or agency for managing any of the affairs of the Company and may appoint any persons to be members of a local or divisional board, or to be managers or agents, and may fix their remuneration. (2) The board may delegate to any local or divisional board, manager or agent any of its powers, authorities and discretions (with power to sub-delegate) and may authorise the members of any local or divisional board or any of them to fill any vacancies and to act notwithstanding vacancies. (3) Any appointment or delegation under this article may be made on such terms and subject to such conditions as the board thinks fit and the board may remove any

59 person so appointed, and may revoke or vary any delegation, but no person dealing in good faith shall be affected by the revocation or variation. 88. Powers of attorney (1) The board may by power of attorney or otherwise appoint any person to be the agent of the Company on such terms (including terms as to remuneration) as it may decide and may delegate to any person so appointed any of its powers, authorities and discretions (with power to sub-delegate). The board may remove any person appointed under this article and may revoke or vary the delegation, but no person dealing in good faith shall be affected by the revocation or variation. (2) The ability of the board to delegate under this article applies to all its powers and is not limited by virtue of certain articles referring to powers being exercised by the board or by a committee authorised by the board while other articles do not. DIRECTORS' INTERESTS 89. Directors' interests other than in relation to transactions or arrangements with the Company (1) If a relevant situation arises, the following provisions shall apply if the conflict of interest does not arise in relation to a transaction or arrangement with the Company: (a) if the relevant situation arises from the appointment or proposed appointment of a person as a director of the Company, the directors (other than the director in question, and any other director with a similar interest, who shall not be counted in the quorum at the meeting and shall not vote on the resolution) may resolve to authorise the appointment of the director and the relevant situation on such terms as they may determine; (b) if the relevant situation arises in circumstances other than in paragraph (a) above, the directors (other than the director and any other director with a similar interest, who shall not be counted in the quorum at the meeting and shall not vote on the resolution) may resolve to authorise the relevant situation and the continuing performance by the director of their duties on such terms as they may determine. (2) Any reference in paragraph (1) above to a conflict of interest includes a conflict of interest and duty and a conflict of duties. (3) Any terms determined by directors under paragraphs (1)(a) or (1)(b) above may be imposed at the time of the authorisation or may be imposed or varied subsequently and may include (without limitation): (a) whether the interested directors may vote (or be counted in the quorum at a meeting) in relation to any resolution relating to the relevant situation;

60 (b) the exclusion of the interested directors from all information and discussion by the Company of the relevant situation; and (c) (without prejudice to the general obligations of confidentiality) the application to the interested directors of a strict duty of confidentiality to the Company for any confidential information of the Company in relation to the relevant situation. (4) An interested director must act in accordance with any terms determined by the directors under paragraphs (1)(a) or (1)(b) above. The directors may revoke or vary any such terms at any time, but this will not affect anything done by the relevant director prior to such revocation or variation in accordance with the terms of such authority. (5) Except as specified in paragraph (1) above, any proposal made to the directors and any authorisation by the directors in relation to a relevant situation shall be dealt with in the same way as any other matter may be proposed to and resolved upon by the directors in accordance with the provisions of these articles. (6) Any authorisation of a relevant situation given by the directors under paragraph (1) above may provide that, where the interested director obtains (other than through their position as a director of the Company) information that is confidential to a third party, they will not be obliged to disclose it to the Company or to use it in relation to the Company's affairs in circumstances where to do so would amount to a breach of that confidence. 90. Declaration of interests other than in relation to transactions or arrangements with the Company A director shall declare the nature and extent of their interest in a relevant situation within article 89(1) to the other directors. 91. Declaration of interest in a proposed transaction or arrangement with the Company If a director is in any way, directly or indirectly, interested in a proposed transaction or arrangement with the Company or any of its subsidiaries, they must declare the nature and extent of that interest to the other directors. 92. Declaration of interest in an existing transaction or arrangement with the Company Where a director is in any way, directly or indirectly, interested in a transaction or arrangement that has been entered into by the Company or any of its subsidiaries, they must declare the nature and extent of their interest to the other directors, unless the interest has already been declared under article 91 above.

61 93. Provisions applicable to declarations of interest (1) Subject at all times to the Statutes, the declaration of interest must (in the case of article 90) and may, but need not (in the case of article 91 or 92) be made: (a) at a meeting of the directors; or (b) by notice to the directors which is either: (i) notice of that director's interest in relation to a specific matter or entity; or (ii) general notice of that director's interest, whereby the director is to be regarded as interested in that matter or entity from the date of the giving of the notice. (2) If a declaration of interest proves to be, or becomes, inaccurate or incomplete, a further declaration must be made. (3) Any declaration of interest required by article 90 above must be made as soon as is reasonably practicable. Failure to comply with this requirement does not affect the underlying duty to make the declaration of interest. (4) Any declaration of interest required by article 91 must be made before the Company enters into the transaction or arrangement. (5) Any declaration of interest required by article 92 above must be made as soon as is reasonably practicable. Failure to comply with this requirement does not affect the underlying duty to make the declaration of interest. (6) A declaration in relation to an interest of which the director is not aware, or where the director is not aware of the transaction or arrangement in question, is not required. For this purpose, a director is treated as being aware of matters of which they ought reasonably to be aware. (7) Subject to the Statues, a director need not declare an interest: (a) if it cannot reasonably be regarded as likely to give rise to a conflict of interest; (b) if, or to the extent that, the other directors are already aware of it (and for this purpose the other directors are treated as aware of anything of which they ought reasonably to be aware) unless a declaration is required by Law; or (c) if, or to the extent that, it concerns terms of their service contract that have been or are to be considered: (i) by a meeting of the directors; or

62 (ii) by a committee of the directors appointed for the purpose under the articles. 94. Directors' interests and voting (1) Subject to the Law and to declaring their interest in accordance with article 90, 91 or 92 above (as the case may be), a director may: (a) enter into or be interested in any transaction or arrangement with the Company, either with regard to their tenure of any office or position in the management, administration or conduct of the business of the Company or as vendor, purchaser or otherwise; (b) hold any other office or place of profit with the Company (except that of auditor) in conjunction with their office of director for such period (subject to the Statutes) and upon such terms as the board may decide and be paid such extra remuneration for so doing (whether by way of salary, commission, participation in profits or otherwise) as the board may decide, either in addition to or in lieu of any remuneration under any other provision of these articles; (c) act by themselves or their firm in a professional capacity for the Company (except as auditor) and be entitled to remuneration for professional services as if they were not a director; (d) be or become a member or director of, or hold any other office or place of profit under, or otherwise be interested in, a holding company or subsidiary of that holding company or any other company in which the Company may be interested. The board may cause the voting rights conferred by the shares in any other company held or owned by the Company or exercisable by them as directors of that other company to be exercised in such manner in all respects as it thinks fit (including the exercise of voting rights in favour of any resolution appointing the directors or any of them as directors or officers of the other company or voting or providing for the payment of any benefit to the directors or officers of the other company); and (e) be or become a director of any other company in which the Company does not have an interest if that cannot reasonably be regarded as likely to give rise to a conflict of interest at the time of their appointment as a director of that other company. (2) A director shall not, by reason of their holding office as director (or of the fiduciary relationship established by holding that office), be liable to account to the Company for any remuneration, profit or other benefit resulting from: (a) any relevant situation authorised under article 89(1); or

63 (b) any interest permitted under paragraph (1) above, and no contract shall be liable to be avoided on the grounds of any director having any type of interest authorised under article 89(1) or permitted under paragraph (1)(a) above. (3) A director shall not vote (or be counted in the quorum at a meeting) in respect of any resolution concerning their own appointment (including fixing or varying its terms), or the termination of their own appointment, as the holder of any office or place of profit with the Company or any other company in which the Company is interested but, where proposals are under consideration concerning the appointment (including fixing or varying its terms), or the termination of the appointment, of two or more directors to offices or places of profit with the Company or any other company in which the Company is interested, those proposals may be divided and a separate resolution may be put in relation to each director and in that case each of the directors concerned (if not otherwise debarred from voting under this article) shall be entitled to vote (and be counted in the quorum) in respect of each resolution unless it concerns their own appointment or the termination of their own appointment. (4) A director shall also not vote (or be counted in the quorum at a meeting) in relation to any resolution relating to any transaction or arrangement or other proposal in which they have an interest which (together with any interest of any connected person of his) is to their knowledge a direct or indirect interest and may reasonably be regarded as likely to give rise to a conflict of interest and, if they purport to do so, their vote shall not be counted, but this prohibition shall not apply and a director may vote (and be counted in the quorum) in respect of any resolution concerning any one or more of the following matters: (a) any transaction or arrangement in which they are interested by virtue of an interest in shares, debentures or other securities of the Company or otherwise in or through the Company; (b) the giving of any guarantee, security or indemnity in respect of: (i) money lent or obligations incurred by them or by any other person at the request of, or for the benefit of, the Company or any of its subsidiaries; or (ii) a debt or obligation of the Company or any of its subsidiaries for which they themselves have assumed responsibility in whole or in part (either alone or jointly with others) under a guarantee or indemnity or by the giving of security; (c) (subject to the Statutes) indemnification (including loans made in connection with it) by the Company in relation to the performance of their duties on behalf of the Company or of any of its subsidiaries;

64 (d) any issue or offer of shares, debentures or other securities of the Company or any of its subsidiaries in respect of which they are or may be entitled to participate in their capacity as a holder of any such securities or as an underwriter or sub-underwriter; (e) any transaction or arrangement concerning any other company in which they do not hold directly or indirectly as shareholder, or through their direct or indirect holdings of financial instruments (within the meaning of DTR 5) with voting rights representing one per cent. or more of any class of shares in the capital of that company; (f) any arrangement for the benefit of employees of the Company or any of its subsidiaries which does not accord to them any privilege or benefit not generally accorded to the employees to whom the arrangement relates; and (g) the purchase or maintenance of insurance for the benefit of directors or for the benefit of persons including directors. (5) In the case of an alternate director, an interest of their appointor shall be treated as an interest of the alternate in addition to any interest which the alternate otherwise has. (6) If any question arises at any meeting as to whether an interest of a director (other than the chair of the meeting) may reasonably be regarded as likely to give rise to a conflict of interest or as to the entitlement of any director (other than the chair of the meeting) to vote in relation to a transaction or arrangement with the Company and the question is not resolved by that director voluntarily agreeing to abstain from voting, the question shall be referred to the chair of the meeting and the chair’s ruling in relation to the director concerned shall be final and conclusive except in a case where the nature or extent of the interest of the director concerned, so far as known to the chair, has not been fairly disclosed. If any question shall arise in respect of the chair of the meeting and is not resolved by the chair voluntarily agreeing to abstain from voting, the question shall be decided by a resolution of the board (for which purpose the chair shall be counted in the quorum but shall not vote on the matter) and the resolution shall be final and conclusive except in a case where the nature or extent of the interest of the chair of the meeting, so far as known to the board, has not been fairly disclosed. (7) Subject to these articles, the directors can exercise or arrange for the exercise of the voting rights attached to any shares in another company held by the Company and the voting rights which they have as directors of that company in any way that they decide. This includes voting in favour of a resolution appointing any of them as directors or officers of that company and deciding their remuneration. Subject to these articles, they can also vote and be counted in the quorum as directors of that company in connection with any of these things. (8) Subject to the Statutes, the Company may by ordinary resolution suspend or relax the provisions of this article to any extent or ratify any transaction or arrangement not duly authorised by reason of a contravention of this article.

65 PROCEEDINGS OF THE BOARD 95. Board meetings The board may meet for the despatch of business, adjourn and otherwise regulate its meetings as it thinks fit. A director at any time may, and the secretary at the request of a director at any time shall, summon a board meeting. 96. Notice of board meetings Notice of a board meeting may be given to a director personally or by word of mouth or given in hard copy form or in electronic form to them at such address as they may from time to time specify for this purpose (or if they do not specify an address, at their last known address). A director may waive notice of any meeting either prospectively or retrospectively. A director will be treated as having waived their entitlement to notice unless they have supplied the Company with the information necessary to ensure that they receive notice of a meeting before it takes place. 97. Quorum The quorum necessary for the transaction of the business of the board may be fixed by the board and, unless so fixed at any other number, shall be two. Subject to these articles, any director who ceases to be a director at a board meeting may continue to be present and to act as a director and be counted in the quorum until the end of the board meeting if no other director objects and if otherwise a quorum of directors would not be present. 98. Chair or deputy chair to preside (1) The board may appoint a chair and one or more deputy chair(s) and may at any time revoke any such appointment. (2) The chair, or failing that any deputy chair (the longest in office taking precedence, if more than one is present), shall, if present and willing, preside at all board meetings but, if no chair or deputy chair has been appointed, or if such person is not present within five minutes after the time fixed for holding the meeting or is unwilling to act as chair of the meeting, the directors present shall choose one of their number to act as chair of the meeting. 99. Competence of board meetings A board meeting at which a quorum is present shall be competent to exercise all the powers, authorities and discretions for the time being vested in or exercisable by the board.

66 100. Voting Questions arising at any board meeting shall be determined by a majority of votes. In the case of an equality of votes, the chair of the meeting shall have a second or casting vote. 101. Telephone/electronic board meeting (1) A board meeting may consist of a conference between directors, some or all of whom are in different places, provided that each director may participate in the business of the meeting whether directly, by telephone or by any other means (whether electronically or otherwise) which enables them: (a) to hear (or otherwise receive real time communications made by) each of the other participating directors addressing the meeting; and (b) if they so wish, to address all of the other participating directors simultaneously (or otherwise communicate in real time with them). (2) A quorum is deemed to be present if at least the number of directors required to form a quorum, subject to the provisions of article 82, may participate in the manner specified above in the business of the meeting. (3) A board meeting held in this way is deemed to take place at the place where the chair of the meeting is physically present. 102. Resolutions without meetings A resolution which is signed or approved by all the directors entitled to vote on that resolution (and whose vote would have been counted) shall be as valid and effectual as if it had been passed at a board meeting duly called and constituted. The resolution may be contained in one document or communication in electronic form or in several documents or communications in electronic form (in like form), each signed or approved by one or more of the directors concerned. For the purpose of this article: (a) the signature or approval of an alternate director (if any) shall suffice in place of the signature of the director appointing them; and (b) the approval of a director or alternate director shall be given in hard copy form or in electronic form. 103. Validity of acts of directors in spite of formal defect All acts bona fide done by a meeting of the board, or of a committee, or by any person acting as a director or a member of a committee, shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any member of the board or committee or of the person so acting, or that they or any of them were disqualified or had vacated office or were not entitled to vote, be as valid as if every

67 such person had been duly appointed and qualified to be a director and had continued to be a director or member of the committee and had been entitled to vote. 104. Minutes The board shall cause minutes to be made in books kept for the purpose in relation to the following matters (and such minutes shall be kept at the Office or some other place for a period of not less than ten years following the date of the relevant matter): (a) of all appointments of officers made by the board; (b) of the names of all the directors present at each meeting of the board and of any committee; and (c) of all resolutions and proceedings of all meetings of the Company and of any class of members, and of the board and of any committee. SECRETARY 105. Secretary The secretary shall be appointed by the board for such term, at such remuneration and on such conditions as it thinks fit, and the board may remove from office any person so appointed (without prejudice to any claim for damages for breach of any contract between them and the Company). The board may appoint one or more deputy or assistant secretaries. SHARE CERTIFICATES 106. Issue of certificates (1) A person whose name is entered in the register as the holder of any certificated shares shall be entitled (unless the conditions of issue otherwise provide) to receive one certificate for those shares, or one certificate for each class of those shares and, if they transfer part of the shares represented by a certificate in their name, or elects to hold part in uncertificated form, to receive a new certificate for the balance of those shares. (2) In the case of joint holders, the Company shall not be bound to issue more than one certificate for all the shares in any particular class registered in their joint names, and delivery of a certificate for a share to any one of the joint holders shall be sufficient delivery to all. (3) A share certificate may be issued under seal (by affixing the seal to, or printing the seal or a representation of it on, the certificate) or executed or authenticated in such manner as the board may from time to time determine, either generally or in any particular case (which may include any signature being applied mechanically or electronically or by any one director in the presence of a witness who attests the signature). A share certificate shall specify the number and class of the shares to

68 which it relates and the amount or respective amounts paid up on the shares. Any certificate so issued shall, as against the Company, be prima facie evidence of the title of the person named in that certificate to the shares comprised in it. (4) A share certificate may be given to a member in accordance with the provisions of these articles on notices. 107. Charges for and replacement of certificates (1) Except as expressly provided to the contrary in these articles, no fee shall be charged for the issue of a share certificate. (2) Any two or more certificates representing shares of any one class held by any member may at their request be cancelled and a single new certificate issued. (3) If any member surrenders for cancellation a certificate representing shares held by them and requests the Company to issue two or more certificates representing those shares in such proportions as they may specify, the board may, if it thinks fit, comply with the request on payment of such fee (if any) as the board may decide. (4) If a certificate is damaged or defaced or alleged to have been lost, stolen or destroyed, a new certificate representing the same shares may be issued on compliance with such conditions as to evidence, indemnity and security for such indemnity as the board may think fit and on payment of any exceptional expenses of the Company incidental to its investigation of the evidence and preparation of the indemnity and security and, if damaged or defaced, on delivery up of the old certificate. (5) In the case of joint holders of a share, a request for a new certificate under any of the preceding paragraphs of this article may be made by any one of the joint holders unless the certificate is alleged to have been lost, stolen or destroyed. LIEN ON SHARES 108. Lien on partly paid shares (1) The Company shall have a first and paramount lien on every share (not being a fully paid share) for all amounts payable (whether or not due) in respect of that share. The lien shall extend to every amount payable in respect of that share. (2) The board may at any time either generally or in any particular case declare any share to be wholly or partly exempt from this article. Unless otherwise agreed, the registration of a transfer of a share shall operate as a waiver of the Company's lien (if any) on that share. 109. Enforcement of lien (1) The Company may sell any share subject to a lien in such manner as the board may decide if an amount payable on the share is due and is not paid within 14 clear days

69 after a notice has been given to the holder or any person entitled by transmission to the share demanding payment of that amount and giving notice of intention to sell in default. (2) To give effect to any sale under this article, the board may authorise some person to transfer the share sold to, or as directed by, the purchaser. The purchaser shall not be bound to see to the application of the purchase money nor shall the title of the new holder to the share be affected by any irregularity in or invalidity of the proceedings relating to the sale. (3) The net proceeds of the sale, after payment of the costs, shall be applied in or towards satisfaction of the amount due and any residue shall (subject to a like lien for any amounts not presently due as existed on the share before the sale), on surrender of the certificate for the shares sold, be paid to the holder or person entitled by transmission to the share immediately before the sale. CALLS ON SHARES 110. Calls (1) Subject to the terms of allotment, the board may make calls on the members in respect of any moneys unpaid on their shares (whether in respect of nominal amount or premium) and each member shall (subject to their receiving at least 14 clear days' notice in writing specifying when and where payment is to be made) pay to the Company as required by the notice the amount called on their shares together with any interest pursuant to article 111. A call may be revoked or postponed as the board may decide. (2) Any call may be made payable in one sum or by instalments and shall be deemed to be made at the time when the resolution of the board authorising that call is passed. (3) A person on whom a call is made shall remain liable for it notwithstanding the subsequent transfer of the share in respect of which the call is made. (4) The joint holders of a share shall be jointly and severally liable for the payment of all calls in respect of that share. 111. Interest on calls (1) If a call is not paid before or on the due date for payment, the person from whom it is due shall pay interest on the amount unpaid, from the due date for payment to the date of actual payment, at such rate as the board may decide, but the board may waive payment of the interest, wholly or in part. 112. Sums treated as calls A sum which by the terms of allotment of a share is payable on allotment, or at a fixed time, or by instalments at fixed times, shall for all purposes of these articles be

70 deemed to be a call duly made and payable on the date or dates fixed for payment and, in case of non-payment, these articles shall apply as if that sum had become payable by virtue of a call. 113. Power to differentiate On any issue of shares, the board may make arrangements for a difference between the allottees or holders of the shares in the amounts and times of payment of calls on their shares. 114. Payment of calls in advance The board may, if it thinks fit, receive all or any part of the moneys payable on a share beyond the sum actually called up on it if the holder is willing to make payment in advance and, on any moneys so paid in advance, may (until they would otherwise be due) pay interest at such rate as may be agreed between the board and the member paying the sum in advance. FORFEITURE OF SHARES 115. Notice of unpaid calls (1) If the whole or any part of any call or instalment remains unpaid on any share after the due date for payment, the board may serve a written notice on the holder requiring them to pay so much of the call or instalment as remains unpaid, together with any accrued interest. (2) The notice shall state a further day, being not less than 14 clear days from the date of the notice, on or before which, and the place where, payment is to be made and shall state that, in the event of non-payment on or before the day and at the place appointed, the share in respect of which the call was made or instalment is payable will be liable to be forfeited. (3) The board may accept a surrender of any share liable to be forfeited. 116. Forfeiture on non-compliance with notice (1) If the requirements of a notice given under the preceding article are not complied with, any share in respect of which it was given may (before the payment required by the notice is made) be forfeited by a resolution of the board. The forfeiture shall include all dividends declared and other moneys payable in respect of the forfeited share and not actually paid before the forfeiture. (2) If a share is forfeited, notice of the forfeiture shall be given to the person who was the holder of the share or (as the case may be) the person entitled to the share by transmission, and an entry that notice of the forfeiture has been given, with the relevant date, shall be made in the register; but no forfeiture shall be invalidated by any omission to give such notice or to make such entry.

71 117. Power to annul forfeiture or surrender The board may, at any time before the forfeited or surrendered share has been sold, re-allotted or otherwise disposed of, annul the forfeiture or surrender upon payment of all calls and interest due on or incurred in respect of the share and on such further conditions (if any) as it thinks fit. 118. Disposal of forfeited or surrendered shares (1) Every share which is forfeited or surrendered shall become the property of the Company and (subject to the Statutes) may be sold, re-allotted or otherwise disposed of, upon such terms and in such manner as the board shall decide either to the person who was before the forfeiture the holder of the share or to any other person and whether with or without all or any part of the amount previously paid up on the share being credited as so paid up. The board may for the purposes of a disposal authorise some person to transfer the forfeited or surrendered share to, or in accordance with the directions of, any person to whom the same has been disposed of. (2) A statutory declaration or an affidavit by a director or the secretary that a share has been forfeited or surrendered on a specified date shall, as against all persons claiming to be entitled to the share, be conclusive evidence of the facts stated in it and shall (subject to the execution of any necessary transfer) constitute a good title to the share. The person to whom the share has been disposed of shall not be bound to see to the application of the consideration for the disposal (if any) nor shall their title to the share be affected by any irregularity in or invalidity of the proceedings connected with the forfeiture, surrender, sale, re-allotment or disposal of the share. 119. Arrears to be paid notwithstanding forfeiture or surrender A person any of whose shares have been forfeited or surrendered shall cease to be a member in respect of the forfeited or surrendered share and shall surrender to the Company for cancellation any certificate for the share forfeited or surrendered, but shall remain liable (unless payment is waived in whole or in part by the board) to pay to the Company all moneys payable by them on or in respect of that share at the time of forfeiture or surrender, together with interest from the time of forfeiture or surrender until payment at such rate as the board shall decide, in the same manner as if the share had not been forfeited or surrendered. They shall also be liable to satisfy all the claims and demands (if any) which the Company might have enforced in respect of the share at the time of forfeiture or surrender. No deduction or allowance shall be made for the value of the share at the time of forfeiture or surrender or for any consideration received on its disposal.

72 SEAL 120. Seal (1) The Company may exercise the powers conferred by the Statutes with regard to having official seals and those powers shall be vested in the board. (2) The board shall provide for the safe custody of every seal of the Company. (3) A seal shall be used only by the authority of the board or a duly authorised committee but that authority may consist of an instruction or approval given in hard copy form or in electronic form by a majority of the directors or of the members of a duly authorised committee. (4) The board may determine who shall sign any instrument to which a seal is applied, either generally or in relation to a particular instrument or type of instrument, and may also determine, either generally or in any particular case, that such signatures shall be dispensed with or affixed by mechanical means. (5) Unless otherwise decided by the board: (a) certificates for shares, debentures or other securities of the Company issued under seal need not be signed; and (b) every other instrument to which a seal is applied shall be signed by at least one director and the secretary or by at least two directors or by one director in the presence of a witness who attests the signature. DIVIDENDS 121. Declaration of dividends by the Company Subject to the provisions of the Law, the Company may, by ordinary resolution, declare a dividend to be paid to the members, according to their respective rights and interests in the profits, and may fix the time for payment of such dividend, but no dividend shall exceed the amount recommended by the board. 122. Fixed and interim dividends Subject to the provisions of the Law, the board may pay such interim dividends as appear to the board to be justified by the financial position of the Company and may also pay any dividend payable at a fixed rate at intervals settled by the board whenever the financial position of the Company, in the opinion of the board, justifies its payment. If the board acts in good faith, none of the directors shall incur any liability to the holders of shares conferring preferred rights for any loss such holders may suffer in consequence of the lawful payment of an interim dividend on any shares having non-preferred or deferred rights.

73 123. Calculation and currency of dividends (1) Except insofar as the rights attaching to, or the terms of issue of, any share otherwise provide: (a) all dividends shall be declared and paid according to the amounts paid up on the shares in respect of which the dividend is paid, but no amount paid up on a share in advance of calls shall be treated for the purposes of this article as paid up on the share; (b) all dividends shall be apportioned and paid pro rata according to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid; (c) any amount paid by the Company by way of dividend will be deemed to include any amount that the Company may be compelled by law to withhold or deduct; and (d) dividends may be declared or paid in any currency. (2) The board may agree with any member that dividends which may at any time or from time to time be declared or become due on their shares in one currency shall be paid or satisfied in another, and may agree the basis of conversion to be applied and how and when the amount to be paid in the other currency shall be calculated and paid and for the Company or any other person to bear any costs involved. 124. Method of payment (1) The Company may pay any dividend or other sum payable in respect of a share: (a) by cheque, dividend warrant or similar financial instrument payable to the holder (or, in the case of joint holders, the holder whose name stands first in the register in respect of the relevant share) or to such other person as the holder (or, in the case of joint holders, all the joint holders) may notify to the Company for the purpose; or (b) by a bank or other funds transfer system or by such other electronic means (including by way of mandatory direct credit or, in the case of an uncertificated share, a relevant system) to such account as the holder (or, in the case of joint holders, all the joint holders) may notify to the Company for the purpose; or (c) in such other way as may be agreed between the Company and the holder (or, in the case of joint holders, all such holders). (2) In respect of the payment of any dividend or other money, the board may decide and notify members that:

74 (a) one or more of the payment means described in paragraph (1) above will be used for payment and, where more than one means will be used, a member (or all joint members) may elect to receive payment by one of the means so notified in the manner prescribed by the directors; (b) one or more of such means will be used for the payment unless a member (or all joint members) elects for another means of payment in the manner prescribed by the directors; or (c) one or more of such means will be used for the payment and that members will not be able to elect to receive the payment by any other means. For these purposes, the board may decide that different means of payment will apply to different members or groups of members. (3) Any such cheque, dividend warrant or similar financial instrument may be sent by post to the registered address of the holder (or, in the case of joint holders, to the registered address of that person whose name stands first in the register in respect of the relevant share) or to such other address as the holder (or, in the case of joint holders, all the joint holders) may notify to the Company for the purpose. (4) If: (a) a member (or all joint members) does not provide the information necessary (such as an address, an account of the type prescribed by the directors or other relevant details) in order to make a payment of a dividend or other money in the way in which the directors have decided that the payment is to be made or by which the member (or all joint members) has validly elected to receive the payment; or (b) payment cannot be made by the Company using the information provided by the member (or all joint members), then the dividend or other money will be treated as unclaimed for the purposes of these articles. (5) Every cheque, warrant or financial instrument is sent, and payment in any other way is made, at the risk of the person or persons entitled to it and the Company will not be responsible for any sum lost or delayed when it has sent or transmitted the sum in accordance with these articles. Clearance of a cheque, warrant or financial instrument or transmission of funds through a bank or other funds transfer system or by such other electronic means as is permitted by these articles shall be a good discharge to the Company. (6) Any joint holder or other person jointly entitled to any share may give an effective receipt for any dividend or other sum paid in respect of the share.

75 (7) Any dividend or other sum payable in respect of any share may be paid to a person or persons entitled by transmission to that share as if they were the holder or joint holders of that share and their address (or the address of the first named of two or more persons jointly entitled) noted in the register were the registered address. 125. Dividends not to bear interest No dividend or other moneys payable by the Company on or in respect of any share shall bear interest as against the Company unless otherwise provided by the rights attached to the share. 126. Calls or debts or amounts required by law may be deducted from dividends The board may deduct from any dividend or other moneys payable to any person (either alone or jointly with another) on or in respect of a share all such sums as may be due from them (either alone or jointly with another) to the Company on account of calls or otherwise in relation to shares of the Company. 127. Unclaimed dividends etc All unclaimed dividends, interest or other sums payable may be invested or otherwise made use of by the board for the benefit of the Company until claimed. All dividends unclaimed for a period of 6 years after having become due for payment shall be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend, interest or other sum payable by the Company on or in respect of any share into a separate account shall not constitute the Company a trustee in respect of it. 128. Uncashed dividends If: (a) a payment for a dividend or other sum payable in respect of a share sent by the Company to the person entitled to it in accordance with these articles is left uncashed or is returned to the Company and, after reasonable enquiries, the Company is unable to establish any new address or, with respect to a payment to be made by a funds transfer system, a new account, for that person; or (b) such a payment is left uncashed or returned to the Company on two consecutive occasions, the Company shall not be obliged to send any dividends or other sums payable in respect of that share to that person until they notify the Company of an address or, where the payment is to be made by a funds transfer system, details of the account, to be used for the purpose.

76 129. Dividends in specie (1) With the authority of an ordinary resolution of the Company and on the recommendation of the board, payment of any dividend may be satisfied wholly or in part by the distribution of specific assets and in particular of paid up shares or debentures of any other company. (2) Where any difficulty arises with the distribution, the board may settle the difficulty as it thinks fit and, in particular, may issue fractional certificates (or ignore fractions), fix the value for distribution of the specific assets or any part of them, determine that cash payments be made to any members on the basis of the value so fixed in order to secure equality of distribution and vest any of the specific assets in trustees on such trusts for the persons entitled to the dividend as the board may think fit. 130. Scrip dividends (1) The board may, with the authority of an ordinary resolution of the Company, offer any holders of ordinary shares the right to elect to receive further shares (whether or not of that class), credited as fully paid, instead of cash in respect of all (or some part) of any dividend specified by the ordinary resolution (a scrip dividend) in accordance with the following provisions of this article. (2) The ordinary resolution may specify a particular dividend (whether or not already declared) or may specify all or any dividends declared within a specified period, but such period may not end later than three years after the date of the meeting at which the ordinary resolution is passed. (3) The basis of allotment shall be decided by the board so that, as nearly as may be considered convenient, the value of the further shares, including any fractional entitlement, is equal to the amount of the cash dividend which would otherwise have been paid (disregarding the amount of any associated tax credit). (4) For the purposes of paragraph (3) above the value of the further shares shall be: (a) equal to the average middle-market quotation for a fully paid share of the relevant class, adjusted if necessary for the proposed dividend, as shown in the daily official list of the London Stock Exchange or as established from such other source as the board considers appropriate for the five business days immediately preceding or following the announcement of the cash dividend to which the scrip dividend relates, as the board may decide; or (b) calculated in such manner as may be determined by or in accordance with the ordinary resolution. (5) The board shall give notice to the holders of ordinary shares of their rights of election in respect of the scrip dividend and shall specify the procedure to be followed in order to make an election.

77 (6) The dividend or that part of it in respect of which an election for the scrip dividend is made shall not be paid and instead further shares shall be allotted in accordance with elections duly made and the board shall capitalise a sum equal to the aggregate nominal amount of the shares to be allotted out of such sums available for the purpose as the board may consider appropriate. (7) The further shares so allotted shall rank pari passu in all respects with the fully paid shares of the same class then in issue except as regards participation in the relevant dividend. (8) The board may decide that the right to elect for any scrip dividend shall not be made available to members resident in any territory where, in the opinion of the board, compliance with local laws or regulations would be unduly onerous. (9) The board may do all acts and things as it considers necessary or expedient to give effect to the provisions of a scrip dividend election and the issue of any shares in accordance with the provisions of this article, and may make such provisions as it thinks fit for the case of shares becoming distributable in fractions (including provisions under which, in whole or in part, the benefit of fractional entitlements accrues to the Company rather than to the members concerned). To the extent that the entitlement of any holder of ordinary shares in respect of any dividend is less than the value of one new share (as determined for the basis of any scrip dividend) the board may also from time to time establish or vary a procedure for such entitlement to be accrued and aggregated with any similar entitlement for the purposes of any subsequent scrip dividend. (10) The board may from time to time establish or vary a procedure for election mandates, under which a holder of ordinary shares may, in respect of any future dividends for which a right of election pursuant to this article is offered, elect to receive shares in lieu of such dividend on the terms of such mandate. (11) The board shall not make a scrip dividend available unless the Company has sufficient unissued shares and undistributed profits or reserves to give effect to elections which could be made to receive that scrip dividend. (12) The board may decide at any time before the further shares are allotted that such shares shall not be allotted and pay the relevant dividend in cash instead. Such decision may be made before or after any election has been made by holders of shares in respect of the relevant dividend. CAPITALISATION OF RESERVES 131. Capitalisation of reserves (1) The Company may, on the recommendation of the board resolve to capitalise any sum standing to the credit of any reserve account of the Company (including share premium account and capital redemption reserve) or any sum standing to the credit of profit and loss account not required for the payment of any preferential dividend

78 (whether or not it is available for distribution). Any such resolution may be passed as an ordinary resolution unless it proposes to capitalise any sum standing to the credit of the capital redemption reserve, in which case it must be passed as a special resolution. (2) The board may appropriate any sum that the Company has resolved to capitalise as capital to the holders of ordinary shares in proportion to the nominal amount of the ordinary share capital held by them respectively and apply that sum on their behalf in paying up in full any unissued shares or debentures of the Company of a nominal amount equal to that sum and allot the shares or debentures credited as fully paid to those members, or as they may direct, in those proportions or in paying up the whole or part of any amounts which are unpaid in respect of any issued shares in the Company held by them respectively, or otherwise deal with such sum as directed by the resolution provided that the share premium account and the capital redemption reserve and any sum not available for distribution in accordance with the Statutes may only be applied in paying up unissued shares to be allotted credited as fully paid up. (3) Where any difficulty arises in respect of any distribution of any capitalised reserve or other sum, the board may settle the difficulty as it thinks fit and in particular may make such provisions as it thinks fit in the case of shares or debentures becoming distributable in fractions (including provisions under which, in whole or in part, the benefit of fractional entitlements accrues to the Company rather than the members concerned) or ignore fractions and may fix the value for distribution of any fully paid up shares or debentures and may determine that cash payments be made to any members on the basis of the value so fixed in order to secure equality of distribution, and may vest any shares or debentures in trustees upon such trusts for the persons entitled to share in the distribution as the board may think fit. (4) The board may also authorise any person to sign on behalf of the persons entitled to share in the distribution a contract for the acceptance by those persons of the shares or debentures to be allotted to them credited as fully paid under a capitalisation and any such contract shall be binding on all those persons. 132. Capitalisation of reserves - employee share schemes (1) This article (which is without prejudice to the generality of the provisions of the immediately preceding article) applies: (a) where a person is granted pursuant to an employee share scheme a right to subscribe for shares in the Company in cash at a subscription price less than its nominal value; and (b) where, pursuant to an employee share scheme, the terms on which any person is entitled to subscribe in cash for shares in the Company are adjusted as a result of a capitalisation issue, rights issue or other variation of capital so that the subscription price is less than their nominal value.

79 (2) In any such case the board: (a) shall transfer to a reserve account a sum equal to the deficiency between the subscription price and the nominal value of the shares (the cash deficiency) from the profits or reserves of the Company which are available for distribution and not required for the payment of any preferential dividend; and (b) (subject to paragraph (4) below) shall not apply that reserve account for any purpose other than paying up the cash deficiency upon the allotment of those shares. (3) Whenever the Company is required to allot shares pursuant to such a right to subscribe, the board shall (subject to the Statutes) appropriate to capital out of the reserve account an amount equal to the cash deficiency applicable to those shares, apply that amount in paying up the deficiency on the nominal value of those shares and allot those shares credited as fully paid to the person entitled to them. (4) If any person ceases to be entitled to subscribe for shares as described above, the restrictions on the reserve account shall cease to apply in relation to such part of the account as is equal to the amount of the cash deficiency applicable to those shares. (5) No right shall be granted under any employee share scheme under paragraph (1)(a) above and no adjustment shall be made as mentioned in paragraph (1)(b) above unless there are sufficient profits or reserves of the Company available for distribution and not required for the payment of any preferential dividend to permit the transfer to a reserve account in accordance with this article of an amount sufficient to pay up the cash deficiency applicable to the shares concerned. RECORD DATES 133. Fixing of record dates (1) Notwithstanding any other provision of these articles, but without prejudice to any rights attached to any shares, the Company or the board may fix a date as the record date by reference to which a dividend will be declared or paid or a distribution, allotment or issue made, and that date may be before, on or after the date on which the dividend, distribution, allotment or issue is declared, paid or made. (2) In the absence of a record date being fixed, entitlement to any dividend, distribution, allotment or issue shall be determined by reference to the date on which the dividend is declared or the distribution, allotment or issue is made. ACCOUNTS 134. Accounting records (1) The board shall cause accounting records of the Company to be kept in accordance with the Statutes.

80 (2) No member (as such) shall have any right of inspecting any account, book or document of the Company, except as conferred by law or authorised by the board or by any ordinary resolution of the Company. 135. Summary financial statements (1) The Company may send summary financial statements to any member of the Company who has requested to receive such statements in accordance with paragraph (2) below instead of copies of its full accounts and reports (being the consolidated accounts prepared in accordance with generally accepted accounting principles adopted by the Company from time to time that are prepared for the purposes of the Listing Rules or the Disclosure and Transparency Rules). Where a person has been nominated by a member to enjoy information rights by virtue of article 140 and is accordingly entitled to receive copies of such full accounts and reports, the Company may send summary financial statements to any such nominated person instead of copies of its full accounts and reports if that member has requested to receive such statements in accordance with paragraph (2) below. (2) A member may elect to receive summary financial statements by notice in writing to the Company and such election shall become effective on receipt by the Company provided that if such election is received by the Company later than 28 days before the first date on which copies of its full accounts required to be sent to that member are sent out, the directors may determine that such election shall not become effective until the following year. (3) The Company may notify members that, unless they notify the Company in writing to the contrary within a reasonable period of time (being not less than 21 days after service of notice), they will be deemed to have elected to receive summary financial statements pursuant to paragraph (2) above, and members who fail to make such notification to the Company shall be deemed to have so elected, save to the extent they subsequently elect to receive copies of the Company’s full accounts and reports pursuant to paragraph (4) below. (4) Where a member has (or is deemed to have) elected to receive summary financial statements, a member may elect to receive full accounts and reports by notice in writing to the Company and such election shall become effective on receipt by the Company, provided that if such election is received by the Company later than 28 days before the first date on which copies of its summary financial statements to be sent to that member are sent out, the directors may determine that such election shall not become effective until the following year. (5) Each summary financial statement must comply with the content requirements required by section 428 of the UK Companies Act 2006 and any regulations made under section 428(2) from time to time as if the Company were incorporated in the United Kingdom (but with such amendments as may, in the board’s opinion, be necessary or appropriate as a result of the Company not being incorporated in the United Kingdom).

81 (6) The Company may, in its sole discretion, elect not to produce a summary financial statement in any particular year in which case any election or deemed election to receive summary financial statements shall not apply in that year. COMMUNICATIONS 136. Communications to the Company (1) Subject to the Statutes and except where otherwise expressly stated in these articles, any document or information to be sent or supplied to the Company (whether or not such document or information is required or authorised under the Statutes) shall be in hard copy form or, subject to paragraph (2), be sent or supplied in electronic form or by means of a website. (2) Subject to the Statutes, a document or information may be given to the Company in electronic form only if it is given in such form and manner and to such address as may have been specified by the board or the secretary from time to time for the receipt of documents in electronic form. The board may prescribe such procedures as it thinks fit for verifying the authenticity or integrity of any such document or information given to it in electronic form. (3) A communication sent to the Company by electronic means shall not be treated as received by the Company if it is rejected by computer virus protection arrangements. 137. Communications by the Company (1) A document or information may be sent or supplied in hard copy form by the Company to any member either personally or by sending or supplying it by post addressed to the member at their registered address or by leaving it at that address. (2) Subject to the Statutes, a document or information may be sent or supplied by the Company in electronic form to any member who has agreed (generally or specifically) that a document or information may be sent or supplied in electronic form and has not revoked that agreement. Where a document or information is sent or supplied by electronic means, it may only be sent or supplied to an address specified for that purpose by the member. (3) A document or information may be sent or supplied by the Company to a member by being made available on a website if the member has agreed (generally or specifically), or pursuant to paragraph (7) below is deemed to have agreed, that documents or information can be sent or supplied to the member in that form and has not revoked such agreement. (4) A document or information sent or supplied by means of a website must be made available in a form, and by a means, that the Company reasonably considers will enable the recipient: (i) to read it, and (ii) to retain a copy of it. For this purpose, a document or information can be read only if: (i) it can be read with the naked eye, or

82 (ii) to the extent that it consists of images (for example photographs) it can be seen with the naked eye. (5) If a document or information is sent or supplied by means of a website, the Company must notify the intended recipient of: (i) the presence of the document or information on the website, (ii) the address of the website, (iii) the place on the website where it may be accessed, and (iv) how to access the document or information. (6) Any document or information made available on a website will be maintained on the website for the period of 28 days beginning with the date on which notification is given under paragraph (5) above, or such shorter period as may be decided by the board. A failure to make a document or information available on a website throughout the period mentioned in this paragraph (6) shall be disregarded if: (i) it is made available on the website for part of that period, and (ii) the failure to make it available throughout that period is wholly attributable to circumstances that it would not be reasonable for the Company to prevent or avoid. (7) If a member has been asked individually by the Company to agree that the Company may send or supply documents or information generally or specific documents or information to the member by means of a website and the Company does not receive a response within a period of 28 days beginning with the date on which the Company's request was sent (or such longer period as the board may specify), such member will be deemed to have agreed to receive such documents or information by means of a website in accordance with paragraph (3) above (save in respect of any documents or information as may be required to be sent in hard copy form pursuant to the Law). A member can revoke any such deemed election in accordance with paragraph (8) below. (8) Any amendment or revocation of a notification given to the Company or agreement (or deemed agreement) under this article shall only take effect if in writing, signed (or authenticated by electronic means) by the member and on actual receipt by the Company thereof. (9) Where these articles require or permit a document to be authenticated by a person by electronic means, to be valid it must incorporate the electronic signature or personal identification details of that person, in such form as the directors may approve, or be accompanied by such other evidence as the directors may require to satisfy themselves that the document is genuine. (10) In the case of joint holders of a share, any document or information sent or supplied by the Company in any manner permitted by these articles to the joint holder who is named first in the register in respect of the joint holding shall be deemed to be given to all other holders of the share. (11) A member whose registered address is not within Jersey or the United Kingdom shall not be entitled to receive any notice from the Company unless:

83 (a) the Company is able, in accordance with the Statutes, to send notice to them by electronic means; or (b) he gives to the Company a postal address within Jersey or the United Kingdom at which notices may be given to them. 138. Communication by advertisement If at any time by reason of the suspension or curtailment of postal services within Jersey or the United Kingdom, the Company is unable effectively to convene a general meeting, the Company may convene a general meeting by: (a) a notice advertised on its website and in at least one newspaper with a national circulation in the United Kingdom; and (b) by giving notice by electronic means to those members to whom, in accordance with the Statutes, the Company is able to give notice by electronic means. In any such case the Company shall send confirmatory copies of the notice (or, as the case may be, the notification of the website notice) by post to those members to whom notice (or notification) cannot be given by electronic means if at least six clear days before the meeting the posting of notices (and notifications) to addresses throughout Jersey or the United Kingdom again becomes practicable. 139. When communication is deemed received (1) Any document or information, if sent by first class post, shall be deemed to have been received on the day following that on which the envelope containing it is put into the post, or, if sent by second class post, shall be deemed to have been received on the second day following that on which the envelope containing it is put into the post and in proving that a document or information has been received it shall be sufficient to prove that the letter, envelope or wrapper containing the document or information was properly addressed, prepaid and put into the post. (2) Any document or information not sent by post but left at a registered address or address at which a document or information may be received shall be deemed to have been received on the day it was so left. (3) Any document or information, if sent or supplied by electronic means or in electronic form, shall be deemed to have been received on the day on which the document or information was sent or supplied by or on behalf of the Company. In the case of any document or information sent or supplied by the Company by means of a relevant system, that document or information shall be deemed to have been received when the Company or any sponsoring system-participant acting on its behalf sends the issuer's instruction relating to the document or other information.

84 (4) If the Company receives a delivery failure notification following a communication by electronic means in accordance with paragraph (3) above, the Company shall send or supply the document or information in hard copy or electronic form (but not by electronic means) to the member either personally or by post addressed to the member at their registered address or by leaving it at that address. This shall not affect when the document or information was deemed to be received in accordance with paragraph (3) above. (5) Where a document or information is sent or supplied by means of a website, it shall be deemed to have been received: (a) when the material was first made available on the website; or (b) if later, when the recipient was deemed to have received notice of the fact that the material was available on the website. (6) Where, in accordance with article 138 or otherwise in these articles, notice is given by way of website notice and newspaper advertisement, such notice shall be deemed to have been given to each member or person entitled to so receive it at the later of: (a) the time the notice is available on the website; and (b) 12.00 p.m. on the day when the advertisement appears (or, if it appears on different days, at 12.00 p.m. on the first of the days when it appears). (7) A member present, either in person or by proxy, at any meeting of the Company or class of members of the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which the meeting was convened. (8) Every person who becomes entitled to a share shall be bound by every notice (other than a notice in accordance with article 26) in respect of that share which before their name is entered in the register was given to the person from whom they derive their title to the share. (9) Proof that a notice contained in an electronic communication was sent in accordance with guidance issued by the Institute of Chartered Secretaries and Administrators shall be conclusive evidence that the notice was given. (10) Any document or other information sent or supplied by the Company by any other means authorised in writing by the member concerned shall be deemed to have been received when the Company has carried out the action it has been authorised to take for that purpose. 140. Nomination of persons to enjoy information rights (1) A member who holds shares on behalf of another person, pursuant to the Uncertificated Securities Order, may nominate that person to enjoy information rights in accordance with this article.

85 (2) The Company need not act on a nomination purporting to relate to certain information rights only. (3) If the person to be nominated in accordance with (1) above wishes to receive hard copy communications, they must, prior to the nomination being made: (a) request the member making the nomination to notify the Company of that fact; and (b) provide an address to which such copies may be sent. (4) If, having received such a request, the member making the nomination: (a) notifies the Company that the nominated person wishes to receive hard copy communications; and (b) provides the Company with that address, the right of the nominated person is to receive hard copy communications accordingly. (5) If the nominated person does not provide an address to the Company for delivery of the information under this article, then they are taken to have agreed that documents or information may be sent or supplied to them by the Company by means of a website. (6) The agreement in paragraph (5) above: (a) may be revoked by the nominated person by sending details of their address to the Company; and (b) does not affect the nominated person's right to require the Company to provide them with a hard copy version of a document or information provided in any other form. (7) The nomination may be terminated at the request of the member or of the nominated person. (8) The nomination ceases to have effect in any of the following situations relating to the nominated person: (a) in the case of an individual, their death or bankruptcy; (b) in the case of a body corporate, its dissolution or the making of an order for, or the passing of a resolution for its, winding up of the body otherwise than for the purposes of reconstruction;

86 (c) where there are more nominated persons than the member has shares in the Company; (d) where the relevant member holds different classes of shares with different information rights and where there are more nominated persons than they have shares conferring a particular right; and (e) where the Company enquires of a nominated person whether they wish to retain their information rights and the Company does not receive a response from the nominated person within the period of 28 days beginning with the date on which the Company’s enquiry was sent. (9) Where the Company sends a copy of a notice of a meeting to a person nominated in accordance with this article, the copy of the notice must be accompanied by a statement that: (a) they may have a right under an agreement between them and the member by whom they were nominated to be appointed, or to have someone else appointed, as a proxy for the meeting, and (b) if they have no such right or do not wish to exercise it, they may have a right under such an agreement to give instructions to the member as to the exercise of voting rights, and the copy of the notice of the meeting shall not contain a statement of the member’s rights to appoint a proxy. (10) The rights conferred on the nominated person under this article are in addition to the rights of the member themselves. (11) Any provision of the Statutes and any provision of the Company's articles, having effect in relation to communications with members has a corresponding effect (subject to any necessary adaptations) in relation to communications with the nominated person. (12) A failure to give effect to the rights conferred by the nomination does not affect the validity of anything done by or on behalf of the Company. (13) For the purposes of this article, information rights means: (a) the right to receive a copy of all communications that the Company sends to its members generally or to any class of its members that includes the member making the nomination; (b) the right to receive one copy of the Company's last annual accounts, the last directors' remuneration report, the last directors' report and the auditor's report on those accounts (including the report on the directors' remuneration report and on the directors' report);

87 (c) the right to receive one copy of the summary financial statements of the Company; and (d) the right to receive one copy of any document or information, in hard copy form, which has been provided to the members, by the Company, by means of electronic communication. 141. Record date for communications (1) For the purposes of giving notices of meetings, or of sending or supplying other documents or other information, whether under the Statutes, any other applicable law or regulation, a provision in these articles or any other instrument, the Company may determine that persons entitled to receive such notices, documents or other information are those persons entered on the register at the close of business on a day determined by it. (2) The day determined by the Company under paragraph (1) above may not be more than 21 days before the day that the notice of the meeting, document or other information is given. 142. Communication to person entitled by transmission (1) Where a person is entitled by transmission to a share, any notice or other communication shall be given to them, as if they were the holder of that share and their address noted in the register were their registered address. (2) In any other case, any notice or other communication given to any member pursuant to these articles shall, notwithstanding that the member is then dead or bankrupt or that any other event giving rise to the transmission of the share by operation of law has occurred and whether or not the Company has notice of the death, bankruptcy or other event, be deemed to have been properly given in respect of any share registered in the name of that member as sole or joint holder. (3) The Company may at any time and in its sole discretion choose to serve, send or supply notices, documents or other information in hard copy form alone to some or all persons who are entitled to a member’s shares by law and may also in its sole discretion, where it considers it necessary or appropriate to deal with legal, regulatory or practical problems in, or under the laws of, any territory, determine not to serve, send or supply a particular notice, document or other information to any particular such person.

88 UNTRACED MEMBERS 143. Sale of shares of untraced members (1) The Company may sell, in such manner as the board may decide and at the best price it considers to be reasonably obtainable at that time, any share of a member, or any share to which a person is entitled by transmission if: (a) during a period of 12 years at least three cash dividends have become payable in respect of the share to be sold and have been sent by the Company in accordance with these articles; (b) during that period of 12 years no cash dividend payable in respect of the share has been claimed, no cheque, warrant, order or other payment for a dividend has been cashed, no dividend sent by means of a funds transfer system has been paid and no communication has been received by the Company from the member or the person entitled by transmission to the share; (c) on or after the expiry of that period of 12 years, the Company has sent a notice to the last known address the Company has for the relevant member or to the address at which the Company can give notices under these articles, stating that it intends to sell the shares. Before sending such notice, the Company must have used such efforts as it considers reasonable to trace the relevant member or person entitled to the shares by law; and (d) during the period of three months following the publication of those advertisements and after that period until the exercise of the power to sell the share, the Company has not received any communication from the member or the person entitled by transmission to the share. (2) The Company's power of sale shall extend to any further share which, on or before the date of publication of the first of any advertisement pursuant to subparagraph (1)(c) above, is issued in right of a share to which paragraph (1) applies (or in right of any share to which this paragraph applies) if the conditions set out in subparagraphs (1)(b) to (d) are satisfied in relation to the further share (but as if the references to a period of 12 years were references to a period beginning on the date of allotment of the further share and ending on the date of publication of the first of the advertisements referred to above). (3) To give effect to any sale, the board may authorise some person to transfer the share to, or as directed by, the purchaser, who shall not be bound to see to the application of the purchase money; nor shall the title of the new holder to the share be affected by any irregularity in, or invalidity of, the proceedings relating to the sale.

89 144. Application of proceeds of sale (1) The Company shall account to the person entitled to the share at the date of sale for a sum equal to the net proceeds of sale and shall be deemed to be their debtor, and not a trustee for them, in respect of them. (2) Pending payment of the net proceeds of sale to such person, the proceeds may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company, if any) as the board may from time to time decide. If no valid claim for the money is received by the Company during a period of two years from the date on which the relevant shares were sold by the Company under this article, the money will be forfeited and will belong to the Company. (3) No interest shall be payable in respect of the net proceeds and the Company shall not be required to account for any moneys earned on the net proceeds. DESTRUCTION OF DOCUMENTS 145. Destruction of documents (1) Subject to the Statutes and the provisions of articles 104 and 136, the board may authorise or arrange the destruction of documents held by the Company as follows: (a) at any time after the expiration of ten years from the date of registration, all instruments of transfer of shares and all other documents transferring or purporting to transfer shares or representing or purporting to represent the right to be registered as the holder of shares on the faith of which entries have been made in the register; (b) at any time after the expiration of one year from the date of cancellation, all registered share certificates which have been cancelled; (c) at any time after the expiration of two years from the date of recording them, all dividend mandates and notifications of change of address; and (d) at any time after the expiration of one year from the date of actual payment, all paid dividend warrants, cheques and other similar financial instruments. (2) It shall conclusively be presumed in favour of the Company that: (a) every entry in the register purporting to have been made on the basis of an instrument of transfer or other document so destroyed was duly and properly made; (b) every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered;

90 (c) every share certificate so destroyed was a valid certificate duly and properly cancelled; (d) every other document mentioned in paragraph (1) above so destroyed was a valid and effective document in accordance with the particulars of it recorded in the books and records of the Company; (e) every action of the Company in dealing with the documents mentioned in paragraph (1) in accordance with its terms before it was destroyed or deleted was duly and properly taken; and (f) every paid dividend warrant, cheque and similar financial instrument so destroyed was duly paid. (3) The provisions of paragraph (2) above shall apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties to it) to which the document might be relevant. (4) Nothing in this article shall be construed as imposing on the Company or the board any liability in respect of the destruction of any document earlier than as stated in paragraph (1) above or in any other circumstances in which liability would not attach to the Company or the board in the absence of this article. (5) References in this article to the destruction of any document include references to its disposal in any manner. WINDING UP 146. Winding up Subject to any particular rights or limitations for the time being attached to any shares, as may be specified in these articles or upon which such shares may be issued, if the Company is wound up, the assets available for distribution among the members shall be distributed to the members pro rata to the number of shares held by each member at the time of the commencement of the winding up. If any share is not fully paid up, that share shall only carry the right to receive a distribution calculated on the basis of the proportion that the amount paid up on that share bears to the issue price of that share. 147. Powers to distribute in specie If the Company is in liquidation, the liquidator may, with the authority of a special resolution of the Company and any other authority required by the Statutes: (a) divide among the members in specie the whole or any part of the assets of the Company and, for that purpose, value any assets and determine how the division shall be carried out as between the members or different classes of members; or

91 (b) vest the whole or any part of the assets in trustees upon such trusts for the benefit of members as the liquidator, with the like sanction, shall think fit but no member shall be compelled to accept any assets upon which there is any liability. INDEMNITY AND INSURANCE, ETC 148. Directors' indemnity, insurance and defence (1) As far as the Statutes allow, the Company may: (a) indemnify any director of the Company (or of an associated body corporate) against any liability; (b) indemnify a director of a company that is a trustee of an occupational pension scheme for employees (or former employees) of the Company (or of an associated body corporate) against liability incurred in connection with the company's activities as trustee of the scheme; (c) purchase and maintain insurance against any liability for any director referred to in (a) or (b) above; and (d) provide any director referred to in (a) or (b) above with funds (whether by loan or otherwise) to meet expenditure incurred or to be incurred by them in defending any criminal, regulatory or civil proceedings or in connection with an application for relief (or to enable any such director to avoid incurring such expenditure). (2) The powers given by this article shall not limit any general powers of the Company to grant indemnities, purchase and maintain insurance or provide funds (whether by way of loan or otherwise) to any person in connection with any legal or regulatory proceedings or applications for relief.